AGREEMENT made and entered into as of this day of this 18th day of June, 1998 and between PUSH RECORDS, INC. ("Company"), located at 53 West 23rd Street, Suite 1100, New York, New York 10010, and LEGEND ENTERTAINMENT CORPORATION ("you" or "your"), located at 9423 Old Forest Lane, Loveland, Ohio 45140, f/s/o Jeff Pence and Eliot Sloan p/k/a BLESSID UNION OF SOULS ("Artist"), whose address is: c/o David Werchen, Esq. 845 Third Avenue, Suite 1400, New York, New York 10022.

1. EXCLUSIVE SERVICES

      Company hereby engages you to furnish the exclusive personal services of Artist (the "Artist") as a recording artist in connection with the production of Records and you hereby accept such engagement and agree to exclusively furnish such services for Company in the Territory during the initial period of this agreement and all extensions and renewals (the "Term").

2. TERM

      The Term shall commence on the date hereof and shall continue for an initial period (the "Initial-Period") ending on the date ten (10) months following Delivery of all Recordings constituting the Recording Commitment for such Initial Period. Provided that worldwide sales for Album 1 for the first eighteen (18) months following the initial commercial release thereof equal or exceed three hundred thousand (300,000) units, Company shall have two (2) consecutive separate options to extend the Term for further periods (the "Option Periods"), each upon the same terms and conditions applicable to the Initial Period, except as otherwise set forth herein. Each Option Period for which Company has exercised its option shall commence upon the expiration of the immediately preceding Contract Period and shall continue until the date ten (10) months following Delivery of all Recordings constituting the Recording Commitment for the applicable Option Period. You shall be required to serve notice of expiration of the term upon Company no more than forty five (45) days and no less than thirty (30) days prior to the end of each respective period, including the initial period and each option period, if any, and Company shall thereafter have thirty (30) days within which to exercise, if at all, the option(s), if any, provided for herein. Company may, at its sole discretion, exercise each respective option, if at all, by notice to you at any time prior to the date the Term would otherwise expire. As used herein, the term "Contract Period" shall mean the Initial Period or any Option Period of the Term, as such may be suspended or extended as provided herein.

3. RECORDING COMMITMENT: DELIVERY

      (a)(i) During each Contract Period you will cause Artist to perform and record for Company a sufficient number of Masters to constitute the required number of Albums specified in the following schedule (the "Recording Commitment"):

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Contract Period               Recording Commitment
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Initial Period                One (1) Album (the "First Album")
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First Option Period           One (1) Album (the "Second Album")
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Second Option Period          Two (2) Albums (the "Third and Fourth Albums")
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      (b)(i) You shall Deliver the First Album of the Recording Commitment to
Company within five (5) months following commencement of the Initial Contract Period.

            (ii) You shall Deliver the Second through Fourth Albums of the Recording Commitment, if any, no earlier than ten (10) months and no later than eighteen (18) months after Delivery of the immediately preceding Album of the Recording Commitment, unless you and Company mutually agree in writing to an earlier or later Delivery date.

      (c) You shall not commence recording any Album earlier than seven (7) months following the date of Delivery of the immediately preceding Album.

      (d)(i) Upon your written request and as a courtesy, Company will notify you of the date of Delivery with respect to any Album of the Recording Commitment, provided, however, that Company's inadvertent failure to provide such information shall not constitute a breach of this agreement and Company's providing you with such information shall not constitute a waiver by Company of your obligations with respect to Delivery of Masters hereunder. If you dispute the date of Delivery with respect to any Album of the Recording Commitment as provided in the notice from Company, you shall give notice of such objection in writing to Company within thirty (30) days of Company's notice to you. Your failure to so notify Company shall be deemed your acceptance of the date contained in Company's notice to you.

            (ii) If you have not received any notice from Company pursuant to paragraph 3(d)(i) above within thirty (30) days after the date you deem to be such applicable delivery date, then you shall notify Company within ten (10) days after such thirty (30) day period of the date you deem the applicable delivery date. Company shall have the right to object to such date within thirty
(30) days after receipt of your notice.

            (iii) If either party objects to the date contained in the notice given by the other party, Company and you shall mutually and in good faith agree in writing on the date to be deemed the delivery date. If the parties do not reach such agreement or if neither party gives notice of the delivery date of any Album of the Recording commitment earlier than thirty (30) days prior to the date of initial release in the United States of such Album, then the delivery date of such Album shall be deemed to be sixty (60) days prior to such date of initial release.

4. RECORDING PROCEDURE

      (a)(i) Prior to the commencement of recording each Album, you and Company shall mutually agree on each of the following before you proceed further: (A) selection of producer and the financial terms of the agreement between you and such producer; (B) selection of material, it being


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understood that some songs are written while recording, which songs shall be subject to acceptance by Company, including the number of Compositions to be recorded; and (C) the dates of recording and mixing and the studios where recording and mixing are to take place. Subject to Company's approval of budget and financial terms, EMOSIA is deemed approved and accepted as the Producer of Album 1. With regard to Albums 1 through 4, Company shall be deemed to have approved any first-class recording studio including as to the First Album, Ligosa Sound Studio (Cincinnati, OH) for both recording and mixing, subject to and consistent with an approved budget. In addition, at least fourteen (14) days prior to the date of the first recording session for the Album concerned, you shall submit to Company in writing a proposed recording budget setting forth, in itemized detail, all anticipated Recording Costs for the album concerned. Upon receipt of Company's written approval of such recording budget, which shall not be unreasonably withheld, you shall commence such sessions. A proposed Recording Budget will be deemed approved which is not more than ninety percent (90%) of the applicable Recording Advance.

            (ii) Nothing in this agreement shall obligate Company to continue or permit the continuation of any recording sessions, even if previously approved hereunder, if Company reasonably anticipates that the Recording Costs for the applicable Masters will exceed the applicable Recording Advance or that Masters constituting the applicable Recording Commitment will not be Commercially Satisfactory.

            (iii) It is of the essence of this agreement that you obtain prior to each applicable recording session and deliver to Company within seventy-two
(72) hours following each such recording session, a duly completed and executed Form 1-9 or such similar or other forms as may be prescribed by the United States Immigration and Naturalization Service or other government agency regarding citizenship, permanent residency or so-called "documented worker" status which Company notifies you of in respect of each individual employed to render recording services hereunder. You shall simultaneously obtain and deliver to Company true and complete copies of all evidentiary documents relating to the contents or subject matter of said forms. In the event you fail to comply with any of the foregoing requirements, Company may deduct any resulting penalty payments from all monies payable to you under this agreement.

      (b) No Recordings shall be made by or include unauthorized Sampling. ("Sampling," as used herein, refers to the use and reproduction of pre-existing musical material, hereinafter "Sampled Material," which is owned or controlled by any Person other than you, in a Recording hereunder, but is not intended to refer to Artist's newly recorded performance hereunder of a musical composition previously recorded by other recording artist(s) and heretofore released.) Concurrently with your delivery to Company of a Recording, you shall notify Company in writing of the names and addresses of all recording artists, record companies, songwriters and publishers and/or any other Persons who have any right, title or interest of any kind in any Sampled Material embodied in that Recording. You shall be solely responsible for obtaining all consents and licenses necessary or desirable in connection with the use, reproduction and licensing by Company, of any Sampled Material in any Recording hereunder for Records and Audiovisual Records and reproductions thereof, so that Company shall enjoy the full and perpetual rights granted to Company pursuant to paragraph 5 with respect to Recordings hereunder; at Company's request, you shall supply Company with fully executed copies of any such consents, licenses and other related documentation. You shall be solely responsible for and shall account for and pay to any and all Persons who own or control Sampled Material any monies or other compensation to which such Persons are entitled as a result of any use hereunder by Company of any Recording embodying such Sampled Material. Notwithstanding anything to the contrary expressed or implied


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

herein, no royalties, Advances or other monies shall be earned by or payable to you hereunder or under any other agreement in connection with any Record embodying any Sampled Material, and no Recording embodying Sampled Material shall be deemed Delivered hereunder unless and until you have obtained, on Company's behalf, all rights required hereunder with respect to such Sampled Material, and, if Company requests, until Company receives documentation satisfactory to Company with respect thereto.

      (c) Each Album Delivered by you as part of the Recording Commitment shall only contain newly-recorded studio Masters of previously unrecorded Compositions (other than demonstration recordings) made specifically for the applicable Album, unless an authorized signatory on behalf of Company consents otherwise in writing, which consent Company may withhold in its unrestricted discretion.

5. GRANT OF RIGHTS

      (a) All Recordings made or furnished to Company by you or Artist embodying Artist's performances under this agreement or during the Term from the inception of the recording thereof, and all reproductions derived therefrom, together with the performances embodied thereon, shall be the property of Company in perpetuity for the Territory free from any claims whatsoever by you or Artist or any other Person. Company shall have the exclusive right throughout the Territory to copyright those Recordings in Company's name as the author and owner of them and to secure any and all renewals and extensions of copyright throughout the Territory. Each such Recording shall be considered a "work made for hire" for Company; if any such Recording is determined not to be a "work made for hire," it will be deemed transferred to Company by this agreement, together with all rights in it. You and Artist hereby irrevocably and unconditionally waive any and all moral and like rights, that Artist has in the Recordings and in the performances embodied therein and hereby agree not to make any claim against Company or any Person authorized by Company to exploit the Recordings based on such moral or like rights, but Company shall not have the right to modify the masters in any way once same are accepted by Company, without limiting the generality of the foregoing, Company and any Person authorized by Company shall have the exclusive and unlimited right to all the results and proceeds of Artist's recording services rendered during the Term, including, but not limited to, the exclusive, unlimited and perpetual rights throughout the Territory:

            (i) to manufacture, advertise, sell, lease, license, distribute or otherwise use, exploit or dispose of, in any or all fields of use by any method now or hereafter known, Records embodying Masters;

            (ii) to release Records derived from Masters under any name, trademark or label which Company or its subsidiaries, affiliates or licensees may from time to time elect, provided that such label is company's top label imprint, currently Push Records.

            (iii) to perform such Masters publicly and to permit public performances thereof by means of radio broadcast, television or any other method now or hereafter known, provided that fifty percent (50%) of public performance income paid directly to and received by Company therefrom will promptly be paid, (without regard to recoupment), to you without regard to the recouped status of your account.


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

            (iv) to reproduce, adapt, transmit, communicate or otherwise use Masters, all upon such terms and conditions as Company may elect, or at its discretion, to refrain therefrom.

      (b) In accordance with subparagraph 6(a) of this agreement, Company and any Person authorized by Company, including Company's licensees and institutional advertisers, shall have the exclusive right during the term and the non exclusive and perpetual right after the term hereof, without any liability to any Person, to use and to authorize other Persons to use the names (including any professional names heretofore or hereafter adopted), and any likenesses, whether or not current (including photographs, portraits, caricatures and stills from any Videos made hereunder), autographs (including facsimile signatures) and biographical material of or relating to Artist, to any producer and to any other Person performing services in connection with Masters hereunder, on and in the packaging of Records hereunder, and for purposes of advertising, promotion and trade and in connection with the marketing and exploitation of Records hereunder and general goodwill advertising (i.e., advertising designed to create goodwill and prestige and not for the purpose of selling any specific product or service), without payment of additional compensation to you or Artist or any other Person. Notwithstanding the foregoing, Company shall comply with any contractual limitations on the use of the name and likeness of any such producer or other Person that exist prior to the execution of your or Artist's agreement with such producer or other Person, provided you have given Company prior written notice of any such limitation: you agree to use your reasonable efforts to obtain the fullest rights to use the name and likeness of any such producer or other Person consistent with the custom and practice in the United States record industry. No such names, likenesses, or biographical material shall be used in connection with product (other than Records hereunder) or service endorsements or merchandising provided, however, that Company may use such names, likenesses, and biographical material in connection with the promotion of Records hereunder, with your prior written consent which may be reasonably withheld, including, without limitation, the distribution of promotional merchandise solely on a gratis basis. You represent and warrant that you own the exclusive right to so use such names, likenesses, autographs (including facsimile signatures) and biographical materials and that the use of same will not infringe upon the rights of any third party. If any Person challenges Artist's right to use a professional name, Company may, at its election and without limiting Company's rights, require Artist to adopt another professional name approved by Company. Company shall have the right to do, but shall not be required to do, a Trademark and or Service Mark search of each and every professional name and or mark which Artist uses or by which Artist is known. During the Term, Artist will not change the name by which Artist is professionally known without Company's prior written approval which shall not be unreasonably withheld.

      (c) In addition to our other rights hereunder, we shall have the right, at our election and for any reason, with or without cause, to terminate the Term at any time by written notice to you. Additionally, we shall have the right, at our election, with or without cause, to refuse to permit you to fulfill your then-current Recording Commitment for any Contract Period including, without limitation, by discontinuing recording sessions for any Masters and ceasing the payment of Recording Costs for any Masters. If we refuse to permit you to fulfill your minimum Recording Commitment for any Contract Period, other than as a result of an event or contingency referred to in subparagraph 13(b), we shall have no obligations or liabilities to you in connection therewith unless within forty five (45) days after our refusal you shall notify us of your desire to fulfill your minimum Recording Commitment for that Contract Period and within thirty (30) days after our receipt of that notice we shall fail to advise you in writing that we shall permit you to fulfill your minimum Recording Commitment for that Contract Period. If we shall fail to so advise you in writing that we shall permit you to fulfill your minimum Recording Commitment for that Contract Period, the Term shall expire as of the end of that thirty (30)


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

day period and we shall have no obligations or liabilities to you whatsoever in connection with our failure to permit you to fulfill your Recording Commitment for that Contract Period. We shall, however, pay to you promptly after the expiration of that thirty (30) day period, as an advance recoupable from royalties hereunder, an amount equal to:

      (A) If the term expires pursuant to subparagraph 5(c) during the Initial Period (the "First Album"): one-third (1/3) of the applicable Recording Advance; one half (1/2) if recording has actually commenced, or

      (B) If the term expires pursuant to subparagraph, 5(c) during the First Option Period (the "Second Album"): one-third (1/3) of the applicable Recording Advance; one half (1/2) if recording has actually commenced, or

      (C) If the term expires pursuant to subparagraph 5(c) during the Second Option Period (the "Third Album" and "Fourth Album"):

            (i) prior to commencement of recording the Third Album, one-third (1/3) of the Recording Advance for the Third Album or;

            (ii) if recording of the Third Album has actually commenced, one half (1/2) of the Recording Advance for the Third Album or;

            (iii) if the Third Album has been recorded and delivered but prior to commencement of recording of the Fourth Album, one third (1/3) of the Recording Advance for the Fourth Album or;

            (iv) if recording of the Fourth Album has actually commenced, one half (1/2) of the Recording Advance for the Fourth Album.

Any such payment shall be less any advances including amounts previously paid or incurred by Company which may or were intended to reduce, be applied against or be charged against the applicable Recording Advance and shall be inclusive of the minimum union scale payments which would have been required to have been paid to Artist for each Required Album for that Contract Period that we did not permit you to record, which such payment shall be deemed to be in full satisfaction of any and all of Company's obligations hereunder in connection with such Master Recordings (other than those which survive the expiration of the Term, such as warranties, recording re-restrictions, and royalty accountings), and the Term shall automatically terminate as of the date of any such notice and payment pursuant to this subparagraph 5(e). Company shall have the right to charge any payment to you or Artist pursuant to this subparagraph 5(e) against and/or deduct same from any and all monies (excluding mechanical royalties) accruing or becoming payable hereunder.

6. CREATIVE AND MARKETING MATTERS

       (a)(i) During the Term, all photographs, likenesses and biographical material concerning you or Artist which Company uses for the purposes herein stated shall be subject to your approval, which shall not be unreasonably withheld and which approval (or disapproval) shall be given to Company within five (5) days after such photographs or biographical material are submitted to you by Company. Your failure to give such notice to Company shall be deemed to be approval as to the material for which said approval is sought. Promptly following the execution of this agreement, you shall furnish Company with a reasonable number of photographs of Artist and biographical material concerning Artist. All photographs and biographical material concerning Artist furnished by you to Company, or approved by you, shall be deemed approved by you for the purposes hereof unless you notify Company in writing to the contrary thereafter. Anything to the contrary notwithstanding, approved photographs of Artist which Company uses, for purposes other than for record packaging,


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

shall be subject to your re-approval, which shall not be unreasonably withheld and which approval (or disapproval) shall be given to Company within five (5) days after such photographs or biographical material are submitted to you by Company if such use first occurs or is to occur more than two (2) years after initially approved. Your failure to give such notice to Company shall be deemed to be approved as to the material for which said approval is sought. An inadvertent failure by Company to obtain your approval pursuant to this subparagraph 6 (a) shall not constitute a breach of this agreement by Company. Company will use reasonable efforts to cure such failure in any future production runs following notice from you or Artist.

            (ii) You shall cause Artist, subject to Artist's prior professional commitments, and at Company's sole non-recoupable expense, to cooperate with Company's efforts to promote any Albums released hereunder, including, but not limited to, Artists appearing for interviews with trade press, in-store promotional events, and other promotional appearances, which appearances shall be mutually selected by you and Company.

            (iii) With respect to the initial release in the United States of each Album of the Recording Commitment, Company shall consult with you in good faith in a meaningful manner regarding marketing plans Company intends to implement for the Album concerned, however, the inadvertent failure by Company to consult with you shall not constitute a breach hereof.

            (iv) Company may remix Albums delivered hereunder however, remixing costs incurred by Company in excess of $30,000 per Album shall not be recoupable. Additionally, Company may remix masters to be released as Singles, however, remixing costs in excess of $20,000 per Single shall not be recoupable. All such remixing costs shall not be deductible from or otherwise reduce the applicable Recording Fund.

      (b) During the Term, you shall not record or Deliver a Multiple Record Set without Company's prior approval, which approval may be withheld in Company's sole discretion nor shall Company require Artist to record and you to Deliver a Multiple Record Set without your consent.

      (c)(i) Company shall not, without your approval, which approval may be withheld in your sole discretion:

                  (A) sell Records hereunder as Premium Records.

                  (B) license any Master hereunder in connection with any political or commercial advertisements.

                  (C) license any Master hereunder for synchronization in any theatrical motion picture, television motion picture, television soundtrack or any home video devices which have received a rating of "X" or "NC-17" or its equivalent from the Motion Picture Association of America (or it's counterpart for television), where Company has a reasonable belief that such rating would be given at the time of Company's licensing of the applicable Master.

                  (D) release any demonstration recordings or "outtakes".

            (ii) During the Term in respect of Records manufactured for sale in the Territory, Company shall not, without your approval, not to be unreasonably withheld:


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                  (A) license any Master for synchronization with theatrical motion pictures, or television motion pictures, television programs, or any other audiovisual productions;

                  (B) license any Master for use in radio programs or radio commercials (other than radio commercials advertising Records made hereunder).

                  (C) license any Master for synchronization with television commercials (other than television commercials advertising Records made hereunder).

            (iii) During the Term in respect of Records manufactured for sale in the United States, Company shall not, without your approval:

                  (A) couple, or, license to a third party for coupling, more than two (2) Masters on any particular Record offered for sale to the public, which Record embodies Recordings that do not embody the performances of Artist, except with respect to samplers, uses on transportation carriers, and Consumer Compilations. The term "Consumer Compilation" means a Record embodying Recordings (including one (1) or more Masters) that are sequenced and/or selected by the consumer (e.g., the Personics system);

                  (B) release any Mid-Price Record comprised solely of Masters Delivered hereunder prior to eighteen (18) months following Company's initial United States release of a full-priced Record embodying such Masters. If Company releases any such Mid-Price Record prior to the expiration of said eighteen (18) month period without your approval, your sole remedy shall be that the royalty to which you are otherwise entitled for any royalty-bearing units of such Mid-Price Record sold prior to the expiration of said eighteen (18) month period shall not be reduced pursuant to subparagraph 9(c)(i);

                  (C) release any Budget Record comprised solely of Masters Delivered hereunder prior to twenty four (24) months following Company's initial United States release of a full-priced Record embodying such Masters. If Company releases any such Budget Record prior to the expiration of said twenty four (24) month period without your approval, your sole remedy shall be that the royalty to which you are otherwise entitled for any royalty-bearing units of such Budget Record sold prior to the expiration of said twenty four (24) month period shall not be reduced pursuant to subparagraph 9(c)(i);

                  (D) commercially release any Single derived from Masters delivered hereunder without engaging in a meaningful, good-faith consultation with you regarding the selections to be embodied on the "A" side of any such Single. With respect to the "B" side of any such Single, Company shall obtain your prior consent as to the selection to be embodied thereon;

                  (E) release more than one (1) Album in the form of a "Greatest Hits" compilation consisting entirely of Masters recorded hereunder until you have Delivered the first three (3) Albums of the Recording Commitment. During the Term in respect of Records manufactured for sale in the United States, Company shall not, without your approval, release a Greatest Hits Album without your prior approval of the Masters to be included thereon; provided, however, that such approval right shall not delay the scheduled release date of any such Greatest Hits Album. All Masters embodied on any Singles listed at any time among the top fifty (50) Singles in the weekly chart of best-selling popular Singles published in Billboard magazine, i.e., the chart titled "Hot 100 Singles", or the


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chart corresponding most closely to that chart if it is retitled or discontinued, shall be deemed approved by you and Company for inclusion on Greatest Hits Albums. In the event of a dispute, with respect to Masters not subject to the preceding sentence, fifty percent (50%) of such Masters shall be selected by you, and fifty percent (50%) of such Masters shall be selected by Company; and

            (iv) The failure of Company's licensees to obtain your approval for such use(s) shall not constitute a breach by Company. You shall provide Company specific notice and Company shall request or direct the licensee to seek your approval for said use.

      (d)(i) Notwithstanding anything to the contrary herein, provided you have fulfilled all of your material obligations under this agreement, Company agrees to commercially release each Album constituting the Recording Commitment in the United States within one hundred twenty (120) days following Delivery of the Album concerned (the "U.S. Release Deadline Period"). If Company shall have failed to so release any such Album in the United States, you shall have the right, within sixty (60) days following the expiration of the U.S. Release Deadline Period to notify Company in writing of Company's failure and of your desire that the Term be terminated if Company does not, within forty-five (45) days after Company receives such notice from you ("U.S. Release Cure Period"), to commercially release the Album concerned in the United States. If Company then fails to release the Album concerned in the United States during the U.S. Release Cure Period, Company shall have no liability other than payment of royalties and any other monies due or becoming due to you whatsoever and your only remedy shall be to terminate the Term by written notice to Company within thirty (30) days following the expiration of the U.S. Release Cure Period. If you terminate the Term of this Agreement pursuant to, and in accordance with, the immediately preceding sentence of this subparagraph 6(d)(i), you shall have the option to purchase all of the Masters ,but no less than all constituting such recorded and unreleased Album from Company (the "Unreleased Masters") provided you notify Company of your election in the written notice specified in the immediately preceding sentence.

            (ii) If you exercise your right to purchase the Unreleased Masters, Company will transfer to you the Unreleased Masters no later than fifteen (15) days after the date of your notice of exercise of your option to acquire Company's rights in the Unreleased Masters and Company will deliver them to you at Company's offices. You shall reimburse Company for the Recording Costs and all Advances paid to you in connection with the Unreleased Masters simultaneously with your acquisition of the unreleased Masters, by certified or bank check. The unreleased Masters will be delivered to you and accepted "as is" at the time of delivery and no warranty or representation, express or implied, is or will be made by Company in connection therewith; provided, however, that Company shall not further impair or encumber the rights in or to the Unreleased Masters prior to your purchase of them. Any use by you or any other Person of the Unreleased Masters will be in accordance with subparagraph 13(d)(ii) of this agreement.

      (e)(i) Provided you have fulfilled all of your material obligations under this agreement and not withstanding subparagraph 5 (a)(iv), Company agrees to commercially release each Album constituting the Recording Commitment in the following periods after Company commercially releases such Album in the United
States: in Canada within sixty (60) days; the United Kingdom within ninety (90) days, Germany, France, Italy, Belgium, the Netherlands and Luxembourg within one hundred twenty (120) days; Japan, Australia, and New Zealand within one hundred fifty (150) days.


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

            (ii) If Company fails to comply with paragraph 6(e)(i) in any Foreign Release Territory, you may notify Company, within forty-five (45) days following the end of the respective release deadline concerned, that you intend to invoke this section 6(e)(ii) if Company does not release that Album in that Foreign Release Territory within seventy-five (75) days following Company's receipt of your notice (the "Foreign Release Cure Period"). If Company then fails to release the Album concerned in the Foreign Release Territory concerned during the Foreign Release Cure Period, you shall have the right ("Outside License Option") to require Company to enter into an agreement with a licensee designated by you, who is actually engaged in the business of manufacturing and distributing Records in the Foreign Release Territory, authorizing the licensee to manufacture and distribute Records derived from that Album in that Foreign Release Territory. You may exercise your Outside License Option by giving Company notice within ninety (90) days after the end of the Foreign Release Cure Period. Your only remedy for any failure by company to release a particular Album in a particular Foreign Release Territory shall be to exercise your Outside License Option in accordance with this subparagraph (6)(e)(ii). If you fail to give Company any of the notices described in the foregoing provisions of this subparagraph (6)(e)(ii) within the appropriate time period specified herein, your rights under this subparagraph (6)(e)(ii) shall lapse. Fifty (50%) of Company's Net Receipts from licenses entered into pursuant to this subparagraph (6)(e)(ii) shall be credited to your royalty account under this agreement and paid to you (if such account is fully recouped) for Records sold under those licenses, in lieu of any other royalties set forth in paragraph 9. Each license agreement shall provide for such compensation for Company as you negotiate with the licensee, and shall contain other provisions as Company shall reasonably require, including, but not limited to, the following:

                  (A) the licensee shall be required to obtain and deliver to Company, in advance: (1) all consents by Artist or third parties which Company may reasonably require (including but not limited to consents by recording artists); and (2) all agreements arising in connection with the manufacture or distribution of Records under the license (including such agreements, if any, by unions and funds established under union agreements). The licensee shall if applicable to sales in the respective territory(ies), also become a first party to the Record Manufacturers' Special Payments Fund Agreement dated October 1993 (or any successor agreement then in effect) with the American Federation of Musicians of the United States and Canada. The license shall not become effective until the licensee has complied with all the provisions of this subparagraph 6(e)(ii)(A);

                  (B) the licensee shall make all payments (other than to you, Artist producers and other royalty participants), required in connection with the manufacture, sale and distribution in that Foreign Release Territory of Records made from Masters after the effective date of the license, including, without limitation, any royalties and other payments to other performing artists, producers, owners of copyrights in Compositions, the Music Performance Trust Fund and Special Payments Fund, if applicable and any other unions and union funds. The licensee, if necessary, shall comply with the applicable rules and regulations of the American Federation of Musicians and any other union having jurisdiction and any other applicable laws, rules and regulations covering any rights from the licensee, in the manufacture and sale of Records or otherwise;

                  (C) Company shall make no warranty of merchantability or fitness for a particular purpose or any other warranty or representation, express or implied, in connection with the Masters, the license, or otherwise. Company will deliver to the licensee a so-called "1630" (or other format in Company's sole but reasonable discretion) embodying the Masters of a quality sufficient for the manufacture of Records. You and licensee shall indemnify and hold harmless Company and Company's licensees against all claims, damages, liabilities, costs, and expenses, including, without limitation, reasonable counsel fees and legal expenses, arising out of any use of the Masters in the Foreign Release Territory or exercise of such rights by the licensee or any third party deriving rights from the licensee in the Foreign Release Territory;

                  (D) Company shall instruct its licensees in the Foreign Release Territory concerned in writing not to manufacture Records derived from those Recordings for sale in that Release Territory, except as permitted under subparagraph 6(e)(ii)(H) below. If you or the licensee notifies Company of any such manufacture, Company shall instruct the Company's licensee concerned in writing to discontinue it and Company shall use other reasonable efforts to discontinue such manufacture, but neither Company nor the Company licensee shall have any liability by reason of any manufacture occurring before Company's receipt of such notice, and Company shall have no liability by reason of any such manufacture at any time;

                  (E) each record released under the license shall bear a sound recording copyright notice identical to the notice used by Company for Company's initial United States release of the Master concerned and such other notice as Company shall reasonably require, and any other notice as may be required by the law of such country. Otherwise, those Records shall not be identified directly or indirectly with Company;

                  (F) Upon reasonable notice, Company shall have the right to examine the books and records of the licensee and all others authorized by the licensee to manufacture or distribute Records under the license, for the purpose of verifying the accuracy of the accountings rendered to Company by the licensee:

                  (G) the licensee shall not have the right to authorize any other person or entity to exercise any rights pursuant to the license without Company's prior written consent, not to be unreasonably withheld; and

                  (H) Company and Company's licensees shall, as provided herein, have the continuing right at all times to manufacture and sell Greatest Hits Albums and Compilation Albums, which may embody those Masters subject to the license, in that Foreign Release Territory. (A "Compilation Album" means an Album containing Recordings hereunder coupled with other Recordings (e.g., "Best of the 90's").

      (f) The U.S. Release Deadline Period and the U.S. Release Cure Period shall be suspended and the expiration date postponed for the period of any suspension of the running of the Term under subparagraph 13 (b).

7. ADVANCES AND RECORDING COSTS

Company shall pay to you the following sums which shall be Advances:

      (a)(i) For any Album of the Recording Commitment which Company is paying, at your written request, Recording Costs, Company shall, upon receipt of invoices therefor, pay directly all such Recording Costs actually incurred in the production of Masters comprising each such Album constituting the Recording Commitment, provided such costs have been approved by Company in writing pursuant to subparagraph 4(a)(i). Such Recording Costs shall be deducted from, and shall not exceed, the applicable Advances for Recording Costs (the "Recording Advances") set forth below.

            (ii) With respect to the First Album, a Recording Advance shall be payable to you in the amount of Three Hundred Seventy Five Thousand Dollars ($375,000), which amount shall be administered by you and payable as follows:

            (A) Twenty five percent (25%) of the recording advance for Album One upon complete execution of this agreement and the Artist Inducement letter attached hereto as Exhibit A, from which you irrevocably authorize and direct that Fifteen Thousand Dollars ($15,000) be paid to "David Werchen, As Attorney" and be sent to him at 845 Third Avenue, Suite 1400, New York, New York 10022.

            (B) Twenty five percent (25%) of the applicable Recording Advance for Album One shall be payable promptly following receipt by company of your written notice to Company that recording of Masters to comprise Album One has commenced.

            (C) Twenty five percent (25%) of the applicable Recording Advance for Album One (1) Shall be payable promptly, following receipt by company of your written notice to company that basic tracking of all Masters to comprise Album One has been completed.

            (D) The balance, if any, of the applicable Recording Advance shall be paid promptly to you after deducting all Recording Costs and other Advances from the First Album Recording Advance, paid or incurred by Company in connection with the First Album, following Delivery to Company and acceptance thereby of the First Album and Receipt by Company of all invoices for all Recording Costs incurred in connection therewith.

            (iii) The Recording Advances for the Second and each subsequent Album of the Recording Commitment, if any, for which Company administers the funds, shall be payable by Company following your written notice to Company that recording of Masters to comprise the applicable Album constituting the Recording Commitment has commenced, and is scheduled to proceed, without interruption, to completion. The balance, if any, of the applicable Recording Advance shall be paid to you after deducting all Recording Costs excluding mastering and other Advances paid or incurred by Company in connection with the applicable Album, following Delivery to Company of the applicable Album and receipt by Company of all invoices for all Recording Costs incurred in connection therewith. Company shall have the right to withhold a reasonable portion of such payment to provide for anticipated Recording Costs (e.g., union payments in respect of recording sessions and sampling costs) in an amount not to exceed Ten Thousand Dollars ($10,000), which Recording Costs have not yet been paid by Company or billed to Company and which are otherwise deductible from payments to be made to you. Provided that Company shall have received all invoices relating to all such costs, Company shall not withhold such sums for a period of more than thirty
(30) days following Delivery.

      (b)(i) You shall have the right to administer the Fund for any Album. With respect to any Album subsequent to the first album of the Recording Commitment, if any, for which you pay Recording Costs, Company shall pay you a Recording Advance as set forth below, from which you shall promptly pay, when due and owing, all Recording Costs and all other costs of meeting your obligation to Deliver Masters hereunder. Without limiting the generality of the foregoing, you shall be solely responsible for the payment of (A) any union scale payments (including, without limitation, fees or royalties) or any other payments, (other than per record royalties) required to be made to "Artist", producer and all Persons (excluding Company personnel) whose services are rendered in connection with the Masters Delivered hereunder; (B) all expenses relating to cartage instrument rental, concert hall rental, technical equipment, and except as otherwise provided herein personnel, including engineers for the purpose of recording, editing, remixing, mastering, remastering and re-recording the Masters hereunder prior to Company's acceptance of such Masters as Technically Satisfactory; and (C) all amounts payable pursuant to the requirements of any collective bargaining agreements based upon or calculated by reference to union scale payments. If however, Company pays any such costs for which you are responsible, any such payment shall be deducted from your Recording Advance pursuant to subparagraphs 7(a)(ii)(D) 7(d)(ii)(D) and 7(d)(iii).

            (ii) With respect to the Second and each subsequent Album constituting the Recording Commitment, if any, a Recording Advance shall be payable to you in an amount equal to sixty-six and two-thirds percent (66-2/3%) of the amount of royalties credited to your royalty account hereunder in respect of USNRC Net Sales of the immediately preceding Album constituting the Recording Commitment, subject to subparagraphs 7(c) and 7(d) of this agreement.

      (c) For the purposes of making the computations pursuant to subparagraph 7
(b), Company shall refer to accounting statements rendered to you and Company's good faith estimate of royalties that have accrued, but have not yet been credited to your record royalty account through the end of the accounting period following the date twelve (12) months following Company's initial release in the United States of the immediately preceding Album constituting the Recording Commitment (the "Computation Date") and, solely for the purposes of making such computation, reserves shall be limited to fifteen percent (15%) of shipments, prior to the Computation Date, of the prior Album whose Net Sales form the basis for such computation.

      (d)(i) Notwithstanding the foregoing, the Recording Advance for each Album, other than the First Album, constituting the Recording Commitment shall be no less than the applicable minimum amount and no more than the applicable maximum amount set forth below:

--------------------------------------------------------------------------------
            Album                      Minimum               Maximum
--------------------------------------------------------------------------------
            Second Album               $425,000            $  850,000
--------------------------------------------------------------------------------
            Third Album                $500,000            $1,000,000
--------------------------------------------------------------------------------
            Fourth Album               $600,000            $1,200,000
--------------------------------------------------------------------------------

      (ii) The Recording advances for each subsequent Album of the Recording Commitment, if any, for which you administer the funds, shall be payable as follows:

                  (A) Twenty five percent (25%) of the Recording Advance for the applicable album of the Recording Commitment shall be payable, if at all, upon exercise of the applicable option. For the purpose of clarity, twenty five percent (25%) of the Recording Advance for album three shall be payable upon exercise of the second option and no payment shall be required at that time with regard to the Recording Fund for album four.

                  (B) Twenty five percent (25%) of the applicable Recording Advance for the applicable album shall be payable promptly following receipt by company of your written notice to Company that recording of Masters to comprise the applicable Album has commenced, except that as to album number four, fifty percent (50%) of the applicable Recording Advance shall be payable upon receipt of such written notice.

                  (C) Twenty five percent (25%) of the applicable Recording Advance for each Album Shall be payable promptly, following receipt by company of your written notice to company that basic tracking of all Masters to comprise the applicable Album constituting the Recording commitment has been completed.

                  (D) The balance, if any, of the applicable Recording Advance shall be promptly paid to you after deducting all Recording Costs and other Advances from the applicable Album Recording Advance paid or incurred by Company in connection with the applicable Album, following Delivery to Company and acceptance thereby of the applicable Album and Receipt by Company of all invoices for all Recording Costs incurred in connection therewith.

            (iii) With respect to payments to be made pursuant to subparagraph 7(a)(ii)(D) or 7(d)(ii)(D), Company shall have the right to withhold a reasonable portion of such payments to provide for anticipated Recording Costs, (e.g., union payments in respect of recording sessions and sampling costs) of Fifteen Thousand Dollars ($15,000), which Recording Costs have not yet been paid by Company or billed to Company and which are otherwise deductible from payments to be made to you. Provided that you have provided Company with such documentation, Company shall not withhold such sums for a period of more than thirty (30) days following Delivery.

      (e) All monies paid to you or Artist or on behalf of you or Artist with your or Artists approval or consent or if required by law or to or on behalf of any Person representing you or Artist, other than royalties payable pursuant to paragraphs 9, 12 and 18, shall constitute Advances, unless otherwise provided herein or unless Company shall otherwise consent in writing.

      (f) All Recording Advances paid by Company pursuant to the terms of paragraph 7, and Advances paid by Company pursuant to subparagraph 18 (a)(iv), as applicable, shall specifically include the prepayment of session union scale, as provided in the applicable union codes, and you agree to complete any documentation required by the applicable union to effectuate the terms of this sentence. All Recording Costs excluding the actual cost of mastering, incurred in excess of the applicable approved Recording Advance, shall be your sole responsibility. All mastering costs shall be paid by Company and although recoupable, shall not reduce the Recording Advances. You hereby agree to forthwith pay and discharge all such excess Recording Costs. In the event that Company elects to pay, on your behalf, any such Excess Recording Costs which exceed the applicable Recording Advance, Company shall have the right to deduct such excess Recording Costs from any monies otherwise due you other than mechanical royalties under this agreement; if such monies are insufficient, you shall reimburse Company, upon notice, to the extent of such insufficiency.

      (g) Fifty percent (50%) of all expenses paid or incurred by Company in connection with the independent promotion of Masters (i.e., promotion by Persons other than regular employees of Company) which expenses shall not exceed One Hundred Thousand Dollars ($100,000) per single unless approved in writing by you, shall constitute Advances. You and Company agree that Video Production shall not constitute independent promotion under this subparagraph 7(g).

      (h) Any cost, not to exceed Six Hundred Dollars ($600.00) incurred by Company in connection with a trademark and/or service mark search to confirm Artist's right to use any professional name shall constitute an Advance.

            (i) Promptly following the initial release in the United States of each Greatest Hits Album as provided in paragraph 6(c)(iii)(F) above, if any, during the term, Company will pay to Artist an advance in an amount equal to the difference between One Hundred and Fifty Thousand Dollars ($150,000.00) and the unearned balance in Artist's royalty account hereunder, if any, determined as of the last day of the month preceding the month of the initial United States release of such Greatest Hits Album. Each such Advance shall be inclusive of all Recording Costs for the applicable Greatest Hits Masters, but in no event shall the Advance paid pursuant to this subparagraph 7(i) be less than Seventy Five Thousand Dollars ($75,000.00) with respect to any Greatest Hits Album released on or before the scheduled release date established by Company or after the scheduled release date established by Company if the delay in the release of the Greatest Hits Album is not caused by Artist.

8. PRODUCER SERVICES

      (a) Each Recording recorded hereunder shall be produced, subject to paragraph 4, by a producer mutually approved by you and Company. You shall be solely responsible for the engagement of such producer and for the payment of all monies becoming payable to such producer, unless such producer is a Staff Producer as defined in subparagraph 8 (b). In the event Company elects to pay any such producer directly, Company may deduct or recoup such payment from all record royalties payable to you under this agreement. Company agrees to comply with your reasonable request to pay any producer directly, however, failure of Company to comply with your request shall not be deemed to be a breach hereof. Provided that you provide Company with a copy of the payment provisions of your agreement with such mutually approved producer, Company shall not refuse to comply with your request to pay such producer solely on the basis that such request is for the Producer royalty to be paid to such producer retroactive to record one after recoupment of Recording Costs, other than the Producers advance, at the royalty rate payable to you hereunder net of any such royalty requested to be paid to such producer, (i.e. Artist Royalty less the Producer Royalty).

      (b) With respect to Recordings produced by a mutually approved producer rendering services pursuant to an agreement with Company (other than an agreement relating solely and specifically to those particular Recordings) ("Staff Producer"), Company shall deduct from the applicable Recording Advance for such Recordings a sum equal to Four Thousand Dollars ($4,000.00) times the number of such Recordings, which sum shall constitute Recording Costs. Additionally, you hereby direct Company to deduct from all monies payable to you under this agreement or any other agreement a royalty computed at a Basic U.S. Rate of four percent (4%) for Net Sales of Singles, Maxi-Singles, EPs and Albums with royalties for all other uses (e.g., foreign sales, clubs, licensing, etc.) calculated, reduced and paid in the same manner as your royalties are calculated, reduced and paid for similar Net Sales under this agreement.

9. ROYALTIES

      Company shall credit to your royalty account royalties as described below. Royalties shall be computed by applying the applicable royalty rate specified below to the applicable Royalty Base Price in respect of Net Sales of the Record concerned:

      (a)(i) The royalty rate (the "Basic U.S. Rate") on USNRC Net Sales of Records consisting entirely of Masters recorded hereunder during the applicable Contract Periods specified below shall be as follows:

--------------------------------------------------------------------------------
   TYPE OF RECORD          CONTRACT PERIOD                BASIC U.S. RATES
--------------------------------------------------------------------------------
   Singles, Maxi-Singles   All                            13%
--------------------------------------------------------------------------------
   EPs                     All                            14%
--------------------------------------------------------------------------------
   First Album             Initial                        15%
--------------------------------------------------------------------------------
   Second Album            First Option                   15.5%
--------------------------------------------------------------------------------
   Third and Fourth        First and Second Albums of     16% (3rd)
   Albums                  Second Option                  16.5% (4th)
--------------------------------------------------------------------------------

            (ii) The royalty rate (the "Escalated U.S. Album Rate") solely on USNRC Net Sales of each Album constituting the Recording Commitment in excess of the following number of units shall be the applicable rate set forth below rather than the otherwise applicable Basic U.S. Rate or any prior and otherwise applicable Escalated U.S. Album Rate: The royalty rates for each album subsequent to the First Album shall be no lower than highest royalty rate of the immediately previous album.

--------------------------------------------------------------------------------
    RECORDING COMMITMENT          USNRC NET SALES               ESCALATED U.S.
                                                                ALBUM RATES
--------------------------------------------------------------------------------
    First Album                   250,000 units                 15.5%
--------------------------------------------------------------------------------
                                  500,000 units                 16%
--------------------------------------------------------------------------------
    Second Album                  250,000 units                 16%
--------------------------------------------------------------------------------
                                  500,000 units                 16.5%
--------------------------------------------------------------------------------
    Third Album                   250,000 units                 16.5%
--------------------------------------------------------------------------------
                                  500,000 units                 17%
--------------------------------------------------------------------------------
    Fourth Album                  250,000 units                 17%
--------------------------------------------------------------------------------
                                  500,000                       17.5%
--------------------------------------------------------------------------------

       (b) The royalty rate (the "Foreign Rate") on Net Sales of Top-Line Records (other than Audiovisual Records) sold for distribution through normal retail channels in the following territories outside the United States by Company or its Principal Licensee shall be computed at the applicable percentage of the Basic U.S. Rate (without regard to any applicable Escalated U.S. Album
Rate) that would otherwise apply to USNRC Net Sales of the Record concerned, as follows:

--------------------------------------------------------------------------------
TERRITORIES                                  PERCENTAGE OF APPLICABLE BASIC
                                             U.S. RATE
--------------------------------------------------------------------------------
Canada                                                     85%
--------------------------------------------------------------------------------
United Kingdom                                             85%
--------------------------------------------------------------------------------
Japan, Australia, New Zealand and the                      75%
European Union (as constituted on the
date hereof) other than the United Kingdom.
--------------------------------------------------------------------------------
Rest of the World                                      66 2/3%
--------------------------------------------------------------------------------

      (c)(i) The royalty rate on Net Sales of the following categories of sales of Records by Company or its Principal Licensee shall be computed at the applicable percentage of the Basic U.S. Rate (without regard to any applicable Escalated U.S. Album Rate) or Foreign Rate that would otherwise apply to such Net Sales:

--------------------------------------------------------------------------------
CATEGORY OF SALES                          PERCENTAGE OF APPLICABLE BASIC U.S.
                                           RATE OR FOREIGN RATE
--------------------------------------------------------------------------------
Government and Educational Institutions    50%
--------------------------------------------------------------------------------
Premium Records                            50%
--------------------------------------------------------------------------------
Mid-Price Record                           75%
--------------------------------------------------------------------------------
Budget Record                              66 2/3%
--------------------------------------------------------------------------------
PX                                         90%
--------------------------------------------------------------------------------

            (ii) The royalty rate on Net Sales of: (A) any Record sold by Company or a Principal Licensee through any direct mail or mail order distribution method other than a Club Operation; and (B) any Record sold outside the United States in conjunction with a major television advertising campaign, during the calendar quarter-annual period in which that campaign begins and the next two (2) calendar quarter-annual such periods, shall be fifty percent (50%) of the otherwise applicable Basic U.S. Rate or Foreign Rate. Notwithstanding anything to the contrary contained herein, the aggregate amount not accrued to your account as a result of the royalty reduction permitted in this paragraph 9(c)(ii)(B) shall not exceed one-half (1/2) of the cost of any such major television advertising campaign.

            (iii) The royalty rate on Net Sales of any Multiple Record Set shall be fifty percent (50%) of the otherwise applicable Basic U.S. Rate or Foreign Rate set forth above if the Royalty Base Price of that particular Multiple Record Set is the same as the Royalty Base Price applicable to Company's or a Principal Licensees's single Top-Line Record in the same configuration in the applicable country of the Territory where the particular Multiple Record Set is sold. If a different Royalty Base Price applies to such Multiple Record Set, the royalty rate shall be calculated by multiplying the applicable Basic U.S. Rate or applicable Foreign Rate by a fraction, the numerator of which shall be the Royalty Base Price for such Multiple Record Set and the denominator of which shall be the Royalty Base Price applicable to Company's or its Principal Licensee's single Top-Line Record in the same configuration multiplied by the number of Records in the Multiple Record Set.

      (d) (i) The royalty rate on Net Sales of Records derived from Masters, which Records are licensed by Company or a Principal Licensee for sale through any Club Operation shall be fifty percent (50%) of Net Receipts solely attributable to such Masters. No royalties shall be payable with respect to Records received by members of any Club Operation in an introductory offer in connection with joining it or purchasing a required number of Records including, without limitation, Records distributed as "bonus" or "free" Records, or Records for which the Club Operation is not paid.

            (ii) (A) The royalty rate for Masters licensed by Company or a Principal Licensee to a Person for use in the distribution of Records shall be fifty percent (50%) of Net Receipts solely attributable to such Masters; provided that such credit to your royalty account shall be the same royalty amount that would otherwise be credited to your account hereunder for such use if Company distributed the Records concerned.

                  (B) The royalty rate for Masters licensed by Company or a Principal Licensee to a Person for use in synchronization with theatrical motion pictures, television programs, or radio or television commercials, or on any other "flat fee" basis, shall be fifty percent (50%) of Net Receipts solely attributable to such Masters.

      (e) Notwithstanding anything to the contrary contained herein and for sales by Company or a Principal Licensee of Records in the following configurations:

            (i) With respect to audio-only Records in compact disc form, the royalty rate ("the CD Rate") shall be ninety percent (90%) of the otherwise applicable Basic U.S. Rate, Escalated U.S. Album Rate or Foreign Rate, however, if during the term hereof, any Album released hereunder is certified Gold (sales of 500,000 units) by the RIAA then the CD Rate shall be increased prospectively to one hundred percent (100%) for such Album and all subsequent Albums in the compact disc form.

            (ii) With respect to Records in any form, configuration, format or technology not herein described, which is now known but not widely distributed or which hereafter becomes known, including Enhanced CD, CD Extra, CD-ROM and DVD ("New Technology Configurations"), the royalty rate shall be ninety percent (90%) of the otherwise applicable Basic U.S. Rate, Escalated U.S. Album Rate or Foreign Rate. At any time but no sooner than the later of (A) two (2) years following the date of this agreement or (B) one (1) year following the first release of a Record hereunder in the New Technology Configuration concerned, upon your request, Company shall negotiate with you in good faith with respect to the computation of royalties payable in respect of the New Technology Configuration(s) concerned, which negotiations shall take into consideration then current industry practices and Company's then current policies with respect to recording artists of comparable sales stature for that particular form of configuration or exploitation, however, the failure of the parties hereto to agree to, or of Company to set, a different rate as to New Technology Configurations, shall not be a breach and shall not prevent Company from exploiting or continuing to exploit Records in New Technology Configurations.

      (f) With respect to Records and other exploitations sold directly to consumers (i) by Company in the United States, (ii) or by a Principal Licensee outside the United States, or by their respective licensees throughout the Territory (e.g., licensed web sites), other than by distribution of physical Records to consumers, (e.g., without limitation, the downloading or other conveyance of Artist's performances in Master(s) or Video(s) concerned via telephone, satellite, cable, direct transmission over wire or through the air, and on-line computer sales) (collectively, "Cybersales"), the royalty rate shall be eighty percent (80%) of the otherwise applicable Basic U.S. Rate or Foreign Rate. Such royalties shall be computed on the basis of ninety percent (90%) of Net Sales of such Records in the United States, and one hundred percent (100%) of Net Sales of such Records outside the United States. At any time during the Term but no sooner than two (2) years after the date of this agreement, you may request in writing that Company negotiate with you in good faith with respect to the computation of royalties payable in respect of Cybersales, and, provided such request is made, Company agrees to engage with you in such negotiations. Those negotiations shall take into consideration then current industry practices and Company's then current policies with respect to artists of comparable sales stature to Artist for that particular form of configuration or exploitation, however, the failure of the parties hereto to agree to, or of Company to set, a different rate as to Cybersales, shall not be a breach and shall not prevent Company from exploiting or continuing to exploit Records in Cybersales.

      (g) The royalty rate on any Record embodying Masters hereunder coupled with other Recordings shall be computed by multiplying the otherwise applicable royalty rate by a fraction, the numerator of which is the number of Masters hereunder embodied on such Record and the denominator of which is the total number of Recordings embodied on such Record.

      (h) As to any Master embodying the performances of Artist together with the performances of any other artist(s), the royalty rate otherwise payable hereunder with respect to sales of any Record derived from such Master shall be computed by multiplying such royalty rate by a fraction, the numerator of which shall be one (1) and the denominator of which shall be the total number of artists whose performances are embodied on such Master, including Artist; provided, however, that members of the same group shall constitute one royalty earning artist for purposes of such apportionment. The Recording Costs for any such Master shall be pro-rated in accordance with the formula specified in the preceding sentence. Company shall not require Artist to record with any other artist(s), without Artist's consent.

      (i) No royalties shall be payable to you in respect of: (A) Records given away or furnished on a "no-charge" basis to "one-stops", rack jobbers, distributors or dealers, whether or not affiliated with Company, which Records do not exceed Three Hundred (300) "no-charge" Singles out of every One Thousand (1,000) Singles distributed and Two Hundred (200) "no-charge" Albums out of every One Thousand (1,000) Albums distributed provided that such "no charge" Records shall, where distributed by a third party distributor/licensee, not exceed the number of "no charge" Records shipped thereby; (B) such additional "no-charge" Records distributed during short term special promotions or marketing campaigns, which such Records do not exceed the limits set forth in subparagraph 9(i)(A) plus an additional ten percent (10%) of the total number of Records distributed; (C) Records given away or sold at below fifty percent (50%) of the stated wholesale prices for promotional purposes to disc jockeys, Record reviewers, radio and television stations and networks, motion picture companies, music publishers, Company's employees, Artist, or other customary recipients of promotional Records or for use on transportation facilities; (D) Records sold as scrap, salvage, overstock or "cut-outs"; (E) Records sold below cost; and (F) "sampler" Records intended for free distribution to automobile purchasers and containing not more than two (2) Masters hereunder. Company shall have the right to include or to license others to include any one or more Masters hereunder in promotional Records on which such Masters and other Recordings are included, which promotional Records are sold at a more than fifty percent (50%) below the regular price of Company's Albums. No royalties shall be payable on sales of such promotional Records.

      (j) As to Records sold at a discount to "one-stop", rack jobbers, distributors or dealers, whether or not affiliated with Company, in lieu of the Records given away or furnished on a "no-charge" basis as provided in sections 9(i)(A) and (E), the applicable royalty rate otherwise payable hereunder with respect to such Records shall be reduced in the proportion that said discount Wholesale Price bears to the usual stated Wholesale Price, provided that said reduction in the applicable royalty rate does not exceed the percentage limitations set forth in subparagraphs 9(i)(A) and (B).

      (k) Notwithstanding anything to the contrary expressed or implied in this paragraph 9, this paragraph 9 shall not be deemed to apply to (i) any payments received by Company pursuant to any statute or other legislation (including, without limitation, payments for the public performance of Recordings, or royalties payable for the sale of blank cassettes or for the sale of recording equipment) or (ii) any so-called "blanket licenses" (including, without limitation, performance licenses) between Company and a licensee under which the licensee is granted access to all or a significant portion of Company's catalogue of master recordings unless it is possible to accurately calculate a portion of such payment which is specifically and directly attributable to royalty bearing master recordings of Artist.

10. ACCOUNTING.

      (a) Statements as to royalties payable hereunder shall be sent by Company to you within ninety (90) days after the expiration of each semi annual period for the preceding semi annual period ending the last fiscal day of June or December. Notwithstanding the foregoing, Company may, if Company elects, change the aforesaid time and dates, provided, however, in the event of such change, statements shall be rendered to you no less frequently than semi-annually. Concurrently with the rendition of each statement, Company shall pay you all royalties shown to be due by such statement, after deducting all Recording Costs paid by Company, all payments made therefore to you and Artist, and all Advances made to you and Artist prior to the closing date of such statement. Advances and any payments which Company is permitted to deduct from royalties made by Company subsequent to the last date of a particular accounting period shall not reduce the accrued royalties, if any, payable to you hereunder in respect of such accounting period. The preceding sentence shall not apply to any Advances Company is not obligated to pay hereunder or any Advances where the reason for payment of such Advance after the end of the applicable accounting period is pursuant to your request, your late Delivery of an Album, (i) where such lateness exceeds seventy five (75) days and is not approved or requested by Company, or your delay in the timely fulfillment of any of your other material obligations hereunder. No statements need be rendered by Company for any such period after the expiration of the Term for which there are no sales of Records derived from Masters hereunder or liquidation of reserves hereunder or other exploitation of Masters hereunder, however, following your written request, Company shall render a statement for any other such period, if Company is reasonably able to do so. All payments shall be made to the order of: Legend Entertainment Corporation and sent to: 9423 Old Forest Lane, Loveland, Ohio, 45140. Company shall be entitled to maintain a single account with respect to all Recordings subject to this agreement. Company may maintain reasonable reserves; each such royalty reserve shall be liquidated evenly and not later than the end of the third semi-annual accounting period following the accounting period in which it is established. Company shall not establish any royalty reserve during any particular accounting period: (i) with respect to Albums in excess of thirty percent (30%), or (ii) with respect to Singles, Maxi-Singles, and EPs in excess of forty percent (40%), of the aggregate number of Albums or Singles, or Maxi-Singles, or EPs, as the case may be, shipped to Company's customers, unless Company anticipates in its good faith judgment returns and credits which justify the establishment of a larger reserve, (ii) provided that reserves held shall not exceed or duplicate reserves held by Company's distributor where such distribution is by a third party distributor. You shall be deemed to have consented to all accountings rendered by Company hereunder and said accountings shall be binding upon you and not subject to any objection by you for any reason unless specific objection, in writing, stating the basis thereof is given to Company within two (2) years after the date Company has rendered the applicable statement, and after such written objection, unless suit is instituted within three (3) years after the date Company has rendered the applicable statement.

      (b) (i) You shall have the right at your sole cost and expense to appoint a Certified Public Accountant who is not then currently engaged in an outstanding audit of Company to examine Books and Records as same pertain to sales of Records subject hereto as to which royalties are payable hereunder, provided that any such examination shall be for a reasonable duration, shall take place at Company's offices during normal business hours on reasonable prior written notice and shall not occur more than once in any calendar year. You may examine Books and Records with respect to a particular statement only once.

            (ii) Notwithstanding anything to the contrary contained in subparagraph l0(b)(i), if Company notifies you that the Certified Public Accountant designated by you to conduct an audit under subparagraph l0(b)(i) is engaged in an outstanding audit of Company on behalf of another person ("Other Audit"), you may nevertheless have your audit conducted by such accountant, and the running of the time within which such audit may be made and the time within which to commence legal action shall be suspended until such accountant has completed the Other Audit, subject to the following conditions:

                  (A) You shall notify Company of its election to that effect within fifteen (15) days after the date of Company's said notice to you;

                  (B) You shall use your reasonable efforts to cause your accountant to proceed in a reasonably continuous and expeditious manner to complete the Other Audit and render the final report thereon to the client and Company; and

                  (C) Your audit shall not be commenced by your accountant before the delivery to Company of the final report on the Other Audit, shall be commenced within thirty (30) days thereafter, and shall be conducted in a reasonably continuous manner. It shall not be a material breach if Company shall inadvertently under account to Artist.

            (iii) The provisions of subparagraph l0(b)(ii) will not apply if Company elects to waive the provisions of subparagraph l0(b)(i) which require that your accountant shall not be engaged in any Other Audit.

      (c) Company shall compute your royalties in the same national currency in which Company's licensee pays Company for that sale, and Company shall credit those royalties to your account at the same rate of exchange at which the licensee pays Company. For purposes of accounting to you, Company shall treat any sale outside of the United States as a sale made during the semi annual period in which Company receives Company's licensee's accounting and payment for that sale. If any licensee deducts any taxes from its payments to Company, Company may deduct a proportionate amount of those taxes from your royalties. If any law, any government ruling, or any other restriction affects the amount of the payments which a Company licensee can remit to Company, Company may deduct from your royalties an amount proportionate to the reduction in the licensees's remittances to Company. If Company cannot collect payment in the United States in U.S. Dollars, Company shall not be required to account to you for that sale, except as provided in the next sentence. Company shall, at your request and at your expense, deduct from the monies so blocked, and deposit in a foreign depository, the equivalent in local currency of the royalties which would be payable to you on the foreign sales concerned, to the extent such monies are available for that purpose, and only to the extent to which your royalty account is then in a fully recouped position. All such deposits shall constitute royalty payments to you for accounting purposes. To the extent possible, Company will allow you to select the foreign depository referred to in this subparagraph 10
(c).

11. NOTICES.

Except as otherwise specifically provided herein, all notices under this agreement shall be in writing and shall be given by courier or other personal delivery requiring the signature of the recipient, by overnight delivery by an established overnight delivery service (e.g., Federal Express or United Parcel Service), or by registered or certified mail return receipt requested at the appropriate address below, or at a substitute address designated in a written notice sent by the party concerned to the other party hereto.

      TO YOU:         LEGEND ENTERTAINMENT CORPORATION
                      9423 Old Forest Lane
                      Loveland, Ohio 45140
                      CC: David Werchen

      TO COMPANY:     PUSH RECORDS, INC.
                      53 West 23rd Street, 11th Floor
                      New York, NY 10010

Each notice to Company shall be addressed to the attention of Company's Vice President of Business & Legal Affairs, and a copy of each notice to Company shall be sent simultaneously to the attention of Company's Executive Vice President/General Counsel. Notices shall be deemed given when mailed or deposited into the custody of an overnight delivery service for overnight delivery, or, if personally delivered, when so delivered, except that a notice of change of address shall be effective only from the date of its receipt.

12. LICENSES FOR MUSICAL COMPOSITIONS

      (a) For the purposes of this paragraph 12, the following definitions shall apply:

            (i) "Controlled Compositions": Any Composition, or material recorded pursuant to this agreement, which, in whole or in part, is written or composed, and/or owned or controlled, directly or indirectly, by you and/or any individual member of Artist and/or any producer of a Master.

            (ii) "Effective Date": The date on which the applicable record is released which embodies a Controlled Composition provided that such delivery is no later than provided for in paragraph 3(b)(i) and 3(b)(ii) and if Company has not requested or approved such late delivery and if such delivery is later than as provided therein the date on which Artist commences recording the Recording which embodies a Controlled Composition.

            (iii) "U.S. 100% Rate": A royalty per Controlled Composition equal to one hundred percent (100%) of the United States minimum compulsory license rate applicable to the use of Compositions on phonorecords under the United States Copyright Law (without regard to playing time) in effect on the Effective Date, or, if there is no statutory rate in the United States on the Effective Date, one hundred percent (100%) of the per Composition rate (without regard to playing time) generally utilized by major record companies, where such companies are deemed to be paying the equivalent of a full "statutory rate".

      (b) (i) Controlled Compositions shall be and are hereby licensed to Company and its licensees.

                  (A) For the United States, at a royalty per Controlled Composition equal to the U.S. 100% Rate;

                  (B) For Canada, at a royalty per Controlled Composition equal to the Canadian 100% Rate.

            (ii) Notwithstanding the foregoing, the maximum aggregate mechanical royalty rate which Company shall be required to pay with respect to:

                  (A) any Single hereunder, regardless of the total number of Compositions embodied thereon, shall not exceed two (2) times the U.S. 100% Rate or Canadian 100% Rate, as the case may be;

                  (B) any Maxi-Single hereunder, regardless of the total number of Compositions embodied thereon, shall not exceed three (3) times the U.S. 100% Rate or the Canadian 100% Rate, as the case may be;

                  (C) any EP hereunder, regardless of the total number of Compositions embodied thereon, shall not exceed five (5) times the U.S. 100% Rate or the Canadian 100% Rate, as the case may be;

                  (D) any Album other than a multiple LP set in any form other than compact disc, regardless of the total number of Compositions embodied thereon, shall not exceed eleven (11) times the U.S. 100% Rate or the Canadian 100% Rate, as the case may be;

                  (E) any Album in compact disc form, regardless of the total number of Compositions embodied thereon, shall not exceed eleven (11) times the U.S. 100% Rate or the Canadian 100% Rate, as the case may be. Notwithstanding the foregoing, in the event that any Album of the Recording Commitment contains non-Controlled Compositions, then the maximums set forth in subparagraphs 12(b)(ii)(D) and (E) shall be increased by the difference, if any, between (a) the mechanical royalty required to be paid with respect to up to two (2) such non-Controlled Compositions (but in no event more than the U.S. 100% Rate or the Canadian statutory per Composition rate (without regard to playing time) in effect on the Effective Date, as the case may be, for two (2) Compositions, and (b) the mechanical royalty that would be payable if such non-Controlled Compositions were Controlled Compositions.

                  (F) A Multiple Record Set shall be the same amount prescribed in section 12(b)(ii)(D) or (E) as applicable, if the Royalty Base Price of that Multiple Record Set is the same as the Royalty Base Price applicable to the Top Line single-unit Albums marketed by Company or Company's principal Licensee in the territory concerned at the beginning of the royalty accounting period concerned. If a different Royalty Base Price applies to a Multiple Record Set, the maximum Mechanical Royalty shall be adjusted in proportion to the variance in the Royalty Base Price, provided that in no event shall it be more than twice the maximum royalty prescribed in section 12(b)(ii)(D). That adjustment of the maximum Mechanical Royalty shall be made by using the following formula:

      (X divided by Y) multiplied by Z = adjusted Mechanical Royalty

("X" represents the Royalty Base Price for the Multiple Record Set concerned; "Y" represents the Royalty Base Price for a Top Line single-unit Album described in the first sentence of this section 12(b)(ii)(F); and "Z" equals the maximum Mechanical Royalty otherwise applicable under section 12(b)(ii)(D).)

      (c) (i) In the event that any Single, Maxi-Single, EP or Album contains other Compositions in addition to Controlled Compositions and the aggregate mechanical royalty rate for said Single, Maxi-Single, EP or Album exceeds the applicable maximum aggregate mechanical royalty rate provided in subparagraph 12(b)(ii), the aggregate mechanical royalty rate for the Controlled Compositions contained thereon shall be reduced by the aforesaid excess over said applicable rate. Additionally, Company shall have the right with respect to any Single, Maxi-Single, EP or Album, the aggregate mechanical royalty rate for which exceeds the applicable maximum aggregate mechanical royalty rate provided in subparagraph 12(b)(ii), to deduct the excess payable thereon from all monies payable to you pursuant to this agreement.

            (ii) All mechanical royalties payable hereunder shall be paid on the basis of Net Sales of Records for which royalties are payable to you pursuant to this agreement, except that mechanical royalties shall be payable, for Controlled Compositions embodied on any Album single or other record of the Recording Commitment with respect to fifty percent (50%) of such Albums singles or other records which are for all other purposes non-royalty bearing pursuant to the terms of subparagraph 9(i)(A)(B) and subparagraph 9(j) herein. Company may maintain reasonable reserves with respect to the payment of mechanical royalties which reserves shall be liquidated after the third accounting period following the accounting period in which such reserve(s) are established. If Company makes an overpayment to you of mechanical royalties in respect of Compositions recorded under this agreement, you will reimburse Company for same, failing which Company may recoup any such overpayment from all monies becoming payable to you pursuant to this agreement. Mechanical royalty payments on Records subsequently returned are considered overpayments.

            (iii) Notwithstanding anything to the contrary contained herein, mechanical royalties payable in respect of Controlled Compositions for Net Sales of Records for any use other than as described in subparagraphs 9(a), (b),
(c)(iii), (e), (f), (g), (h), (i) and (j) shall be seventy-five (75%) percent of the otherwise applicable U.S. 100% Rate or Canadian 100% Rate, as the case may be. Mechanical royalties for Controlled Compositions which are arranged versions of any Compositions in the public domain shall be paid in the same proportion as the appropriate performing rights society grants performing credits to the publisher of such Controlled Composition, provided you have furnished Company with a copy of the letter from such performing rights society setting forth the percentage of the otherwise applicable credit which the publisher will receive.

            (iv) Any assignment of the ownership or administration of copyright in any Controlled Composition shall be made subject to the provisions hereof and any inconsistencies between the terms of this agreement and mechanical licenses issued to and accepted by Company shall be determined by the terms of this agreement.

            (v) If any Single, Maxi-Single, EP or Album contains other Compositions in addition to the Controlled Compositions, you will use your reasonable efforts to obtain for Company's benefit mechanical licenses covering such Compositions on the same terms and conditions applicable to Controlled Compositions pursuant to this paragraph 12.

      (d) You hereby agree that all Controlled Compositions shall be available for licensing by Company and Company's licensees, for reproduction and distribution in each country of the Territory outside of the United States and Canada through the author's society or other licensing and collecting body generally responsible for such activities in the country concerned. You shall use your best efforts to cause the issuance of effective licenses, under copyright and otherwise, to reproduce each Controlled Composition on Records and distribute those Records outside the United States and Canada, on terms not less favorable to Company or Company's licensees than the terms prevailing on a general basis in the country concerned with respect to the use of Compositions on comparable Records.

      (e) (i) In respect of all Controlled Compositions, Company and its licensees are hereby granted: the irrevocable perpetual worldwide right to reprint the lyrics on the jackets, sleeves and other packaging of Records derived from Masters hereunder, and to reproduce such lyrics on, or cause the reproduction of lyrics by, any New Technology Configurations. Company shall provide appropriate copyright notices and writer and publisher credits with respect to such reprinted lyrics; provided that Company's inadvertent and isolated failure to do so in any instance shall not constitute a breach of this agreement.

            (ii) You also grant to Company and Company's licensees an irrevocable license under copyright to reproduce each Controlled Composition in Videos, to reproduce, distribute and perform those Videos in any manner (including, without limitation, publicly and for profit), to manufacture and distribute Audiovisual Records and other copies of those Videos, and to exploit them otherwise, by any method and in any form known now or in the future, throughout the Territory, and to authorize others to do so. Company and Company's licensees shall not be required to make any payment in connection with those uses, and that license shall apply whether or not Company receives any payment in connection with any use of any Video. If any exhibition of a Video is also authorized under another license (such as a public performance license granted by ASCAP or BMI), that exhibition shall be deemed authorized by that license instead of this agreement. (In all events, Company and Company's licensees shall have no liability by reason of any such exhibition.) Notwithstanding the foregoing, with respect to Net Sales of Audiovisual Records hereunder which are sold, paid for and not returned, Company shall pay a synchronization fee for Controlled Compositions equal to four percent (4%) of the Royalty Base Price for Audiovisual Records (defined in subparagraph 24(z)(iii)) below therefor, prorated on the basis that the playing time of Controlled Compositions bears to the total playing time of such Audiovisual Record.

      (f) Notwithstanding anything to the foregoing provisions of this paragraph 12 to the contrary, if a particular Controlled Composition recorded hereunder is embodied more than once on a particular Record, Company shall pay mechanical royalties in connection therewith at the applicable rate for such Controlled Composition as if the Controlled Composition concerned were embodied thereon only once.

13. EVENTS OF DEFAULT

      (a) If you do not fulfill timely any portion of the Recording Commitment hereunder or any of your other material obligations hereunder in accordance with all of the terms and conditions of this agreement, then, in addition to any other rights or remedies which Company may have, Company shall have the right, upon written notice to you at any time prior to the expiration of the then-current Contract Period, (i) to terminate the Term; and (ii) to require you to repay to Company the unrecouped amount of any Advance previously paid to you and not attributable under paragraph 7 to an Album which has actually been Delivered, except as expressly provided in the next sentence, unless your default is due solely to your death or disability. You shall not be required to repay any such Advance to the extent to which you furnish Company with documentation satisfactory to Company establishing that you have actually used the Advance to make payments to Persons not affiliated with you and in which you do not have an interest, for Recording Costs incurred in connection with the Album concerned prior to Company's demand for repayment. Company may exercise any or all of its rights pursuant to subparagraph 13(a), by sending you the appropriate notice. Notwithstanding anything to the contrary in this agreement, if you Deliver Masters for any Album hereunder at any time within sixty (60) days from the later of the date such Delivery was required pursuant to subparagraph 3(b)(i) or a date approved by Company, Company shall not exercise its rights under this subparagraph 13(a) on the basis of such delayed Delivery. No exercise by Company of its rights under this paragraph shall limit Company's rights to recover damages by reason of your default or to exercise any of its other rights and remedies.

      (b) Company reserves the right, at its election, to suspend the operation of this agreement for the duration of any of the following contingencies, if by reason of any such contingency, it is materially hampered in the performance of its obligations under this agreement or its normal business operations are delayed or become impossible or commercially impracticable: Act of God, fire, catastrophe, labor disagreement, acts of government, its agencies or officers, any order, regulation, ruling or action of any labor union or association of artists, musicians, composers or employees affecting Company or the industry in which it is engaged, delays in the delivery of materials and supplies, or any other cause beyond Company's control. Any such suspension due to a labor controversy which involves only Company shall be limited to a period of three
(3) months. Notwithstanding such suspension, Company shall continue to account and pay royalties to you as and when due unless the contingency resulting in such suspension materially hampers Company in carrying out such obligation. No suspension shall continue past three (3) months, unless industry wide where it shall last up to nine (9) months.

      (c) If Artist's voice or Artist's ability to perform as an instrumentalist should be materially or permanently impaired for a period in excess of seven (7) consecutive months, then, in addition to any other rights or remedies which Company may have, Company shall have the right, upon written notice to you, to terminate the Term.

      (d) (i) If Company exercises any of its termination rights pursuant to this paragraph 13, you shall have the option to purchase any recorded but undelivered or unreleased Masters from

Company. Company will transfer to you such Masters as you wish to purchase (the "Subject Masters") no later than fifteen (15) days after the date of your notice of exercise of your option to acquire Company's rights in the Subject Masters and upon receipt by Company of certified funds fully reimbursing Company for the Recording Costs of the Subject Masters, Company will deliver the Subject Masters to you at Company's offices. You shall reimburse Company for the Recording Costs of the Subject Masters simultaneously with your acquisition of the Subject Masters, by certified or bank check. The Subject Masters will be delivered to you and accepted "as is" at the time of delivery and no warranty or representation, express or implied, is or will be made by Company in connection therewith; provided, however, that Company shall not further impair or encumber the rights in or to the Subject Masters prior to your purchase of them.

            (ii) You shall be solely responsible for paying for, discharging and performing, as and when due, all obligations and liabilities relating to the Subject Masters and the Unreleased Masters. Without limiting the foregoing, you shall make all payments required in connection with manufacture, sale or distribution of Records derived from the Subject Masters and/or the Unreleased Masters and all other payments required by reason of your use of the Subject Masters and/or the Unreleased Masters, including, without limitation, all royalties and other payments to performing artists, producers, owners of copyrights in musical compositions, the Music Performance Trust Fund and Special Payments Fund, and any other unions and union funds. You shall comply with the applicable rules and regulations of the American Federation of Musicians and any other union having jurisdiction and any other applicable laws, rules and regulations covering any use of the Subject Masters and/or the Unreleased Masters by you, or any Person deriving rights from you, in the manufacture and sale of Records or otherwise. You warrant and represent that you have obtained or will obtain all necessary rights, licenses, permissions, clearances, consents and approvals which you are required to obtain from other Persons relating to the exploitation of the Subject Masters and/or the Unreleased Masters. You will indemnify and hold harmless Company and its licensees from and against any and all claims, damages, liabilities, costs and expenses, including legal expenses and reasonable counsel fees, arising out of any use of the Subject Masters and/or the Unreleased Masters by you or your successors, assigns or licensees.

      (e) It is understood and agreed that the active participation of Brian Doyle in the management and operation of Company is a vital part of this Agreement. Upon the death or incapacity of Brian Doyle and/or if he shall cease, for whatever reason, to be actively engaged in the management and operation of Company as a senior executive thereof you shall have the right, by giving the Company written notice, to terminate the Term of the Agreement, within forty five (45) days after the active participation of Brian Doyle ceases, provided, however, that the term of the Agreement shall not terminate unless Company shall fail to cause the active participation of Brian Doyle to continue within forty five (45) days after receipt by Company of such notice.

14. INJUNCTIVE RELIEF

You expressly acknowledge that Artist's services hereunder are of a special, unique intellectual and extraordinary character which gives them peculiar value, and that in the event of a breach or threatened breach of any term, condition, representation, warranty, agreement or covenant hereof Company Will be caused immediate irreparable injury, including loss of goodwill and harm to reputation, which cannot be adequately compensated in monetary damages. Accordingly, in the event of any such breach, actual or threatened, Company shall have, in addition to any other legal remedies, the right to seek injunctive or other equitable relief. The preceding sentence shall not be construed to preclude you from opposing

Company's application for injunctive relief based upon a challenge of the factual or legal basis alleged by Company in support of its application.

15. WARRANTIES AND REPRESENTATIONS; INDEMNITIES

      (a) You warrant and represent that:

            (i) Artist is over the age of eighteen (18) and have the right and that you and Artist have legal capacity to enter into this agreement, and you are not subject to any prior obligations or agreements, whether as a party or otherwise, which would restrict or interfere in any way with the full and prompt performance of your obligations hereunder, and you shall fully and promptly perform your obligations to Artist.

            (ii) There exist no prior unreleased Recordings embodying Artist's performances collectively as Blessid Union of Souls, except as set forth on Schedule A attached to this agreement.

            (iii) Company shall not be required to make any payments of any nature for or in connection with the acquisition, exercise or exploitation of any of Company's rights hereunder, except as specifically provided in this agreement. You shall be solely responsible for: (A) all royalties (except mechanical royalties) payable to producers, mixers, remixers and others contributing to the recording of Masters engaged by you or with your consent (subject to subparagraph 8(a) and (b) above); (B) all Recording Costs in excess of the Recording Advances set forth in paragraph 7, unless such excess is caused or requested by or approved by Company; (C) all mechanical royalties in excess of the applicable rates and/or the applicable maximum aggregate mechanical royalty rates set forth in subparagraph 12(b)(ii); (D) video shoot cancellation costs pursuant to the terms of subparagraph 18(b)(iii); (E) all Special Packaging Costs which you have requested or submitted; (F) all other costs, if any, which are in excess of the fixed amounts provided herein which Company has agreed to pay which have not been incurred solely as a result of Company's acts or omissions or upon Company's request or approval; and (G) all other amounts which you agree in writing to pay herein. You shall promptly pay all of the amounts set forth in this subparagraph 15(a)(iii), or reimburse Company if Company pays them. Such amounts may also be deducted from all monies, other than mechanical royalties, becoming payable to you by Company under this agreement to the extent to which they have not been paid by you or you have not reimbursed Company.

            (iv) The Materials or any use thereof, shall not violate any law and shall not infringe upon or violate the rights of any Person (including, without limitation, contractual rights, copyrights, rights of publicity and rights or privacy); and that each track-by-track list identifying the performers on each Master and describing their performances which you furnish to Company is and shall be true, accurate and complete. "Materials," as used in this subparagraph 15(a)(iv), means: Masters hereunder (including any Sampled Material embodied therein); all Controlled Compositions; each name used by Artist, individually or as a group, in connection with Masters hereunder; all photographs and likenesses of Artist; and all other musical, dramatic, artistic and literary materials, ideas, and other intellectual properties furnished by you or artist, contained in or used in connection with any Masters hereunder or their packaging, sale, distribution, advertising, publicizing or other exploitation supplied by or approved by you or Artist. Company's acceptance and/or utilization of Masters, Materials, or track-by-track lists hereunder shall not constitute a waiver of your representations, warranties or agreements in respect thereof, or a waiver of any of Company's rights or remedies.

            (v) You will make no changes in the personnel comprising Artist without Company's prior written consent which shall not be unreasonably withheld. You shall not, during the Term, assign Artist's professional name set forth on Page 1 hereof, or any other names utilized by Artist in connection with Masters, or permit the use of said names by any other individual or group of individuals in respect of the Masters without Company's prior written consent, and any attempt to do so shall be null and void and shall convey no right or title. You hereby warrant and represent that you or Artist are and shall be the sole owner of all such professional names, and that no other Person has the right to use said names or to permit said names to be used in connection with Records (except previously released records set forth in Schedule A), and that you have the authority to grant Company the exclusive right to use said names in the Territory in accordance with all of the terms and conditions of this agreement and Company shall have the exclusive right to use said professional name as set forth herein.

            (vi) Artist shall not perform, and neither you nor Artist shall authorize or knowingly permit Artist's performances to be recorded for any purpose, without an express written agreement with the Person for whom the Recording is to be made for Company's benefit, prohibiting the use of such Recording for making, promoting, or marketing Recordings or Records, or for digital broadcasts or other transmissions, distributions or other communications now or hereafter known, in violation of the applicable restrictions set forth in subparagraphs 15(a)(i)(vii) and (viii). You shall furnish Company with a fully executed copy of each such agreement promptly after the execution thereof. Without limiting the generality of this subparagraph 15(a)(vi), Artist shall have the right to (A) perform as an actor or singer/musician in motion picture or other visual or audio-visual media, and (B) appear on musical shows on television provided that neither you nor Artist permit the replication of such television show(s) to be released as Audiovisual Records.

            (vii) Artist shall not perform or render any services and Artist shall not authorize the use of Artist's name, likeness, or other identification for the purpose of distributing, selling, advertising or exploiting Records for any Person other than Company during the Term in the Territory. Notwithstanding the preceding sentence,

                  (A) Artist shall have the right to perform as a so-called non-featured "back-up musician, background vocalist" or "sideman" with featured artists for the purpose of making Records for any Person other than Company only upon the following conditions:

                        (1) Artist's activities in this regard shall not materially interfere with the prompt and timely performance of your Delivery obligations hereunder;

                        (2) You shall undertake to provide Company with advance written notice thereof and the Compositions to be performed and recorded shall not be Compositions recorded pursuant to this agreement; provided, however, your isolated failure to do so shall not constitute a breach of this agreement;

                        (3) If any such Recording is released in a Record, Artist's name may only be used on the liner of such Record in a size, prominence and type style as is customary in the recording industry for the names of such non-featured "back-up musicians", "background vocalists" and "sidemen" whose performances are embodied, and who are given credit on such Record, and in the same place on the liner where all other such non-featured performers are listed, and, Company shall be given appropriate courtesy credit in conjunction with any use of Artist's name on the liner of such Record;

provided, however, Artist's failure to procure such credit for Company shall not be deemed a breach of this agreement; and

                        (4) Artist shall not perform any step-outs, solos or duets in excess of fifteen (15) seconds in connection with such Recordings; and

                        (5) Except as otherwise provided above, Artist's name, likeness, or photograph shall not be used in any manner by any third party in connection with the performances of any member of Artist or in any advertising thereof. No visual reproduction of Artist's performance shall appear in any Video, New Technology Configurations, Cybersales or Audiovisual Record without Company's prior written consent.

                  (B) The individual members of Artist shall have the right to produce, mix, remix and engineer Recordings by other recording artists, but only upon the following conditions:

                        (1) Such individual's activities as a producer shall not materially interfere with the prompt and timely performance of you or Artist's Delivery obligations or material obligations pursuant to subparagraph 6(a)(ii) herein;

                        (2) You shall undertake to provide Company with advance notice of any such activity; provided, however, your isolated failure to do so shall not constitute a breach of this agreement;

                        (3) If any such Recordings are released in a Record, the name of the individual member of Artist who produced, mixed, remixed, or engineered such Recording may only be used on the liner notes, packaging and advertising of such Record in a size, prominence and type style as is customary in the recording industry for the names of producers, mixers, remixers, or engineers who have produced or provided other applicable services in connection with Recordings embodied, and who are given credit, on such Record, and in the same place on the liner where all other producers, mixers, remixers and engineers are listed, and Company shall be given appropriate courtesy credit in connection with any use of the name of any individual member of Artist on the liner of such Record; provided, however, Artist's failure to procure such credit for Company shall not be deemed a breach of this agreement; and

                        (4) Artist's professional name, likeness, or photograph shall not be used in any manner by any third party in connection with Artist's production, mixing, remixing and engineering of Recordings or in any advertising for such Record; provided, however, that the name of the individual member of Artist concerned may be used as set forth above.

            (viii) Artist shall not perform for the purpose of recording any Composition, or any adaptation of a Composition, recorded hereunder for any Person other than Company for use in the Territory on Records, or in radio or television commercials except as provided in subparagraph 15(a)(vi) of this agreement, or otherwise for synchronization with visual images, for a period of (A) five (5) years after the date of Delivery to Company of all Recordings made in the course of the same Album (or other recording project) as the Recording of the restricted Composition concerned, or (B) two (2) years after the expiration or other termination of the Term, whichever is later (the "Re-recording Restriction"). In the event that a Composition recorded hereunder is not embodied on any Record which is released hereunder prior to one (1) year after the expiration or other termination of this agreement, there shall be no Re-recording restriction with respect to such Composition.

            (ix) All Persons rendering services in connection with Masters or Videos shall fully comply with the provisions of the Immigration Reform Control Act of 1986.

            (x) The Recordings to be recorded will be subject to the AFM and AFTRA collective bargaining agreements and/or any other applicable collective bargaining agreements and you or an entity owned or controlled by you will be a party to all such agreements.

            (xi) You and Artist will comply with all union rules, regulations and agreements applicable to the Recordings.

            (xii) Before the Delivery of Recordings to Company hereunder; (1) you will except as otherwise provided herein, make all payments to all Persons rendering services for the Recordings concerned; (2) you will deliver or cause to be delivered to Company all licenses required under copyright for the recording of the musical compositions and any other copyrighted material reproduced in the Recordings, and you will make all payments (except mechanical royalties) required under those licenses; (3) you will pay or furnish Company with waivers of all other payments (except "per-record" royalties) to which any Person may become entitled and all other costs in connection with those Recordings or their use in the manufacture and sale of Records; (4) you will furnish Company with the name of each vocalist who may be a "covered artist" under Appendix A to the AFTRA 1993-1996 National Code of Fair Practice for Phonograph Recordings (or any applicable successor agreement), it being agreed that your failure to notify Company of such vocalists will constitute your warranty and representation that no such "covered artist" rendered services in connection with the Recordings; and (5) you will furnish Company with all required AETRA and AFM forms, duly completed and executed.

            (xiii) If any claim is asserted against Company for payment of any obligation required to be discharged by you pursuant to subparagraphs l5(a)(x) through 15(a)(xv), Company will have the right to make any such payment and any late penalties incurred due to your untimely delivery of or failure to deliver, necessary paperwork required to make such payments, and shall deduct the amount of such payment, including late payments, from any and all monies accruing or becoming payable to you hereunder. No payments shall be made pursuant to subparagraph 7(a)(iii) until Company receives the documentation required to be furnished to Company pursuant to subparagraphs 15(a)(xii) and/or 15(a)(xvi).

            (xiv) Except as otherwise provided herein, all unions concerned and the owners of recording studios to be used, if any, have agreed not to look to Company for payment of any scale compensation or other obligations arising in connection with Masters recorded hereunder, except for "per-record" royalties.

            (xv) Except as otherwise provided herein, all union scale payments due all Persons who render or perform services in connection with Masters recorded hereunder, as well as payroll taxes and any other taxes required to be paid thereon, if any, shall be promptly paid by you when due.

            (xvi) You will furnish Company with all information and all instruments and documents which Company may reasonably require in connection with Masters to confirm your compliance with the terms of subparagraphs 15(a)(x) through 15(a)(xv) and 24(k) of this agreement.

            (xvii) You warrant and represent that Company will be granted licenses for Controlled Compositions in accordance with paragraph 12 of this Agreement.

      (b) You agree to and do hereby indemnify, save and hold Company harmless from any and all loss and damage (including court costs and outside reasonable attorneys' fees) arising out of, connected with or as a result of any inconsistency with, failure of, or breach or threatened breach by you of any warranty, representation, agreement, undertaking or covenant contained in this agreement including, without limitation, any claim by any third party in connection with the foregoing, provided same has resulted in a final judgment against Company or which has been settled with your written consent, which consent shall not be unreasonably withheld, it being agreed that such consent shall only be required for settlements in excess of Five Thousand Dollars ($5,000.00). In addition to any other rights or remedies Company may have by reason of any such inconsistency, failure, breach, threatened breach or claim, Company may obtain reimbursement from you, on demand, for any payment made by Company at any time after the date hereof with respect to any loss, damage or liability (including actual court costs and outside reasonable attorneys' fees) resulting therefrom, provided the foregoing indemnity is applicable to same. Such amounts may also be deducted from all monies becoming payable to you by Company under this agreement to the extent to which they have not been reimbursed to Company by you. If the amount of any such claim or loss has not been determined, Company may withhold sums due you in an amount consistent with such claim or loss pending such determination unless you post a bond in a form and from a bonding company acceptable to Company in an amount equal to Company's estimate of the amount of the claim. Such withheld sums shall be released if suit is not filed within twelve (12) months after Company is notified of or receives a communication with respect to such claim; provided, however, that if such claim is thereafter asserted, Company shall maintain the right to begin once again to withhold monies. Company shall give you notice of any third party claim to which the foregoing indemnity applies and you shall have the right to participate in the defense of any such claim through counsel of your own choice and at your expense; provided that Company shall have the right at all times, in Company's sole discretion, to retain or resume control of the conduct thereof.

16. APPROVALS

      (a) Except as otherwise expressly provided in this agreement, as to all matters treated herein to be determined by mutual agreement, or as to which any approval or consent is required, such agreement, approval or consent shall not be unreasonably withheld.

      (b) Your agreement, approval or consent, whenever required (including, without limitation, written agreement, approval or consent), shall be deemed to have been given unless you notify Company otherwise within ten (10) business days following the date of Company's written request to: Mark Liggett, who is hereby deemed an authorized agent to give approval on behalf of you.

17. COLLECTIVE BARGAINING AGREEMENTS

You hereby warrant and represent that, during the Term, Artist shall become and remain a member in good standing of any labor unions with which Company may at any time have agreements lawfully requiring such union membership, including, but not limited to, the American Federation of Musicians and the American Federation of Television and Radio Artists. All Masters hereunder shall be produced in accordance with the rules and regulations of all unions having jurisdiction. Those provisions of any collective bargaining agreement between Company and any labor organization which are required, by the terms of such agreement, to be included in this agreement shall be deemed incorporated herein.

18. VIDEOS

      (a) Company agrees to cause to be produced at least one (1) promotional Video in connection with each Album constituting the Recording Commitment.

      (b) With respect to any Videos requested by Company:

            (i) The Master to be embodied in such Videos, the concept for such Videos, the creative aspects of the production of such Videos (including, without limitation, preparation of the script and story board), and the dates and locations for the shooting of such Videos, shall be mutually selected by you and Company; provided that, each Master released as the "A" side of a Single shall be deemed mutually selected by you and Company for inclusion in a Video.

            (ii) The director of such Videos shall be mutually selected by you and Company and Company shall engage the other production personnel for such Videos. Artist shall fully cooperate with the director and all other production personnel in the production of such Videos. Company shall determine the budget for each Video, in consultation with you, subject to the preceding sentence and the terms of subparagraph 18(a).

            (iii) Company shall pay all Video Production Costs incurred in connection with such Videos consistent with a production budget approved by Company in good faith consultation with you. All Video Production Costs in excess of the approved budget that have been incurred due solely as a result of your acts or omissions shall be your sole responsibility, (unless approved in writing by Company), and you hereby agree to forthwith pay and discharge all such excess costs. In the event that Company agrees to pay any such excess costs on your behalf, you shall, upon demand reimburse Company for such excess costs or, in lieu of requesting reimbursement, Company may deduct such excess costs from all monies payable to you other than mechanical royalties under this agreement. In the event that Artist fails to appear at locations and/or on dates which have been mutually approved by you and Company, without reasonable excuse, the costs of cancellation of the shoot shall be fully deductible from all monies payable to you under this agreement to the extent, if any, that the video production costs exceed the budget as a result thereof.

            (iv) All Video Production Costs paid or incurred by Company shall constitute Advances, fifty percent (50%) of which shall be recoupable from royalties credited to your account pursuant to paragraph 9, and one hundred percent (100%) of which shall be recoupable from royalties derived from the commercial exploitation of Videos credited to your account pursuant to paragraph
18. Company shall not be entitled to recoup more than one hundred percent (100%) of the Video Production Costs for any Video. This subparagraph is subject to subparagraph 18(b)(iii).

            (v) Company shall not, without your consent, require Artist to perform for the making of a so-called "long-form" Video consisting of Videos of various musical Compositions and Company shall not commercially release such "long-form" Video in the United States during the Term. The term "long-form" Video shall mean a full-length audio-visual program, as such term is generally understood in the recording industry, but specifically excludes any compilation of so-called "short form" or promotional Video. During the Term hereof Company shall not commercially release audiovisual material embodying Videos or portions thereof made hereunder together with other audiovisual materials without your consent.

      (c) With respect to Net Sales by Company of Audiovisual Records which embody Videos, the royalty credited to your account hereunder shall be computed in accordance with the provisions of paragraph 9, except that: (i) with respect to Net Sales of Top Line Audiovisual Records in the United States through normal retail channels, the Basic U.S. Rate shall be eighteen percent (18%); and (ii) with respect to Net Sales of Top Line Audiovisual Records outside the United Stated through normal retail channels, the Foreign Rate shall be fourteen percent (14%). The Escalated U.S. Album Rate shall not apply.

      (d) (i) The royalty rate for Videos, licensed by Company or a Principal Licensee to a Person for use in the manufacture and distribution of Audiovisual Records shall be fifty percent (50%) of Video Net Receipts solely attributable to such Videos; provided that such credit to your royalty account shall not exceed the same royalty amount that would otherwise be credited to your account hereunder for such use if Company manufactured or distributed the Audiovisual Record concerned.

            (ii) The royalty rate for Videos licensed by Company or a Principal Licensee to a Person for use in synchronization with theatrical motion pictures, television programs, or radio or television commercials shall be fifty percent (50%) of Video Net Receipts solely attributable to such Videos.

      (e) Notwithstanding anything to the contrary in subparagraph 9(g), the royalty rate on a Video which is coupled with videos by other artists on Audiovisual Records shall in no event exceed the royalty rate that would apply if such royalty were computed by apportionment based on the actual playing time of each Recording embodied in the Audiovisual Record concerned.

      (f) The terms of the following paragraphs of this agreement as same specifically refer or logically relate to videos, are specifically incorporated by reference into this paragraph 18, and shall apply to the exploitation of Videos as if fully set forth herein: paragraph 5, subparagraph 6(c), paragraph 10, paragraph 15, paragraph 16, and paragraph 24.

      (g) Notwithstanding anything to the contrary in this agreement as same specifically refer or logically relate to videos, Company may reproduce on any New Technology Configuration any Video without payment of a separate or additional royalty for such use; the royalty to be credited to your Record royalty account for Net Sales of such New Technology Configurations pursuant to paragraph 9 shall cover the use of such Video.

      19. BANKRUPTCY AND RELATED PROVISIONS

      (a) Without limiting any other rights Company may have, if you file a petition for relief under Title 11 of the United States Code (the "Bankruptcy Code") or an order for relief is entered in respect of any petition filed against you under the Bankruptcy Code and (i) you or a trustee of yours in a case under the Bankruptcy Code fails to assume both this agreement and the contract between you and Artist within sixty (60) days after the order for relief, or (ii) the court having jurisdiction of the case under the Bankruptcy Code determines that either this agreement or the contract between you and Artist may not be assumed pursuant to Section 365 of the Bankruptcy Code, then this agreement shall immediately terminate, and upon such termination, Artist shall render Artist's personal services directly to Company for the purposes of making Records upon the terms and conditions set forth in subparagraph 19(c).

      (b) Without limiting any other rights Company may have, if (i) you consent, acquiesce or take any action in support of a petition filed by or against you looking to reorganization, arrangement, readjustment, liquidation, dissolution, or similar relief under any other present or future federal or state statute, law or regulation, or there is appointed, with the consent of you, any receiver, liquidator, custodian, assignee, trustee, sequestrator or other similar official of you or of any substantial part of your property, or you make an assignment for the benefit of creditors, or you admit in writing your inability to pay your debts generally as they become due; or (ii) a decree or order is entered by a court having competent jurisdiction in respect of any petition filed or action taken against you looking to reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any other present or future federal or state statute, law or regulation, resulting in the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of you or of any substantial part of your property, or resulting in the winding-up or liquidation of your affairs, and the continuance of any such decree or order is unstayed and in effect for a period of thirty (30) consecutive days; or (iii) you shall lose or fail to secure the exclusive rights to Artist's recording services or shall otherwise fail to fulfill your material obligations under this agreement; then at any time after the occurrence of any such event, Company shall have the option, by notice in writing sent to you and Artist (at the same address as you), to terminate this agreement and require that Artist render Artist's personal services directly to Company for the purpose of making Records upon the terms and conditions set forth in subparagraph 19(c). If Company exercises the option to terminate in subparagraph 19(b) and/or exercises its option in subparagraph 19(b) for Artist to render Artist's recording services directly to Company, Company shall as to Albums delivered to Company after such termination and/or option exercise: (1) As to record royalties, deposit all such royalties otherwise due hereunder into an interest bearing escrow account; (2) As to Recording Advances, Company shall administer all Recording Advances and shall deposit any balance remaining from the applicable Recording Advance after paying the Recording Costs of the applicable Album, into such escrow account.

As to any monies so deposited by Company into such escrow account, Company shall not disburse any of such funds so held in such escrow account until so ordered by a court order or pursuant to a written agreement entered into by you and Artist relating to such funds held in escrow; except notwithstanding the foregoing as to any monies held in escrow by Company for a period in excess of two (2) years, Company may deposit such monies into an account administered by the Clerk of the Supreme Court of New York County, New York.

As to any record royalties derived from Albums (and/or the Masters contained therein) delivered to Company prior to such termination and/or option exercise, Company shall continue to pay all such royalties to you.

      (c) If this agreement terminates in accordance with subparagraph 19(a) above or Company exercises the option set forth in subparagraph 19(b), Artist shall render Artist's recording services directly to the Company for the unexpired balance of the Term (as if the agreement had not been terminated), including extensions thereof, upon all the same terms and conditions as are herein contained.

      (d) Without limiting any other rights you may have, if Company files a petition for relief under Title 11 of the United States Code (the "Bankruptcy Code") or an order for relief is entered in respect of any petition filed against Company under the Bankruptcy Code and (i) Company or a trustee of Company in a case under the Bankruptcy Code fails to assume both this agreement and the Agreement between you and Artist referred to in the Artist Inducement letter, attached hereto as Exhibit A, within sixty (60) days after the order for relief, or (ii) the court having jurisdiction of the case under the Bankruptcy Code determines that either this agreement and the Agreement between you and Artist referred to in the Artist Inducement letter, attached hereto as Exhibit A, may not be assumed pursuant to Section 365 of the Bankruptcy Code, then this agreement shall immediately terminate.

20. GROUP PROVISIONS

      (a) (i) You warrant, represent and agree that, for the Term, Artist will perform together as a group (the "Group") for Company. If any individual comprising Artist refuses, neglects or fails to perform together with the other individuals comprising Artist in fulfillment of the obligations under this agreement or leaves the Group, you shall give Company prompt written notice thereof. Said individual shall remain bound by this agreement, including, but not limited to, the provisions of subparagraph 20(b) herein or Company may, by notice in writing, (A) terminate this agreement with respect to such individual or (B) terminate this agreement in its entirety without any obligation as to unrecorded or undelivered Masters.

            (ii) The individual whose engagement is so terminated or who refuses, neglects or fails to perform with the Group or who leaves the Group, may not perform for others for the purpose of recording any Composition as to which the applicable Re-recording Restriction has not yet expired. Any member of Artist who refuses, neglects or fails to perform with the Group or who leaves the Group shall not thereafter use the professional name of the Group in any commercial or artistic endeavor; said professional name shall remain for all purposes the property of those members of the Group who continue to perform their obligations hereunder and whose engagements are not terminated.

            (iii) Each person permanently added to Artist, as a replacement or otherwise, shall become bound by the terms and conditions of this agreement and shall execute this agreement and any other documents required by Company as a condition precedent to being so added.

            (iv) In the event that an individual engagement is terminated by notice from Company, or by mutual consent, (A) each party shall be relieved and discharged from liability for Masters unrecorded at the time of such notice or mutual consent and (B) you will be solely responsible for and shall pay all monies required to be paid to such individual whose engagement is so terminated in connection with any Masters theretofore or thereafter Delivered under this agreement for which royalties are payable to such individual and you will indemnify and hold harmless Company against any claims relating thereto, pursuant to the terms of subparagraph 15(b).

      (b) In addition to the rights provided in the preceding subparagraph 20(a), Company shall have, and each individual member of the Group hereby grants to Company, an irrevocable option for the individual and exclusive services of each of the individuals comprising Artist for the purpose of making Records. Said option may only be exercised with respect to such individuals who have left the Group and shall be exercised by Company giving you notice in writing within sixty (60) days after Company receives the notice provided for in subparagraph 20(a) to the effect that each such individual has refused, neglected or failed to perform with the other individuals comprising Artist or that each such individual has left the Group or that the Group has disbanded. Company shall be deemed to have exercised said option with respect to such individual(s) unless you serve written notice to Company that the time for exercising said option has run. In the event that you serve notice that the time to exercise the option(s) for the individual and exclusive services has run then Company shall have thirty
(30) days within which Company shall provide written notice of the exercise of the option set forth herein. In the event of Company's exercise of such option, you and each such individual shall be deemed to have entered into a new and separate agreement with Company with respect to each such individual's exclusive recording services upon all the terms and conditions of this agreement except that:

            (i) Company shall have the right to extend the term for option periods so that Company shall have the right under such agreement to the same number of Albums as Company then has rights or options for under this agreement.

            (ii) Company shall pay a Recording Advance in respect of Masters to be recorded by each such individual up to the amount of seventy-five percent (75%) of the Recording Advance set forth in paragraph 7 for the immediately preceding Album Delivered by Artist constituting the Recording Commitment, or if Artist has not yet Delivered the First Album, of the Recording Advance for the First Album. Each succeeding Recording Advance shall be at least seventy-five percent (75%) of the minimum Recording Advance set forth in this agreement which follows the Recording Advance on which the first Recording Advance to each such individual concerned is computed;

            (iii) Company's royalty obligation to you and Artist in respect of Recordings by each such individual shall be the payment to you of the same Basic U.S. Rate, Escalated U.S. Album Rate, and Foreign Rate as set forth in this agreement, with royalties for all other uses (foreign sales, clubs, licensing, etc.), calculated and reduced in the same manner as otherwise provided in paragraph 9;

            (iv) If your royalty account is in an unrecouped position at the date of Company's exercise of its option for the individual concerned pursuant to subparagraph 20(b)(ii), then the portion of such unrecouped balance chargeable to your royalty account for such individual shall be determined by multiplying such unrecouped balance by a fraction, the numerator of which shall be one (1) and the denominator of which shall be the total number of royalty artists constituting Artist (including such leaving individual as to whom Company exercises its option), as of the date of Company's exercise of its option.

            (v) Recordings by such individual shall not be applied in diminution of the Recording Commitment and Delivery obligations as set forth in paragraph 3.

21. ARTWORK

      (a) You and/or Artist may, but are not obligated to, prepare and deliver to Company, subject to approval by Company, the artwork for the album cover used in connection with the release, during the Term, of each Album constituting the Recording Commitment (hereinafter, the "Artwork") and any Greatest Hits Albums during the Term, provided that:

            (i) You deliver all such Artwork prepared by you and/or Artist, together with all licenses and consents (if any) required in connection therewith, to Company in New York City not less than sixty (60) days prior to Company's projected release date for the Album. Time is of the essence of this delivery obligation. Company shall advise you reasonably in advance of Company's projected release date for each Album. If any of such material has not been delivered to Company within the time prescribed herein (or if you have otherwise advised Company that you and/or Artist do not intend to prepare and deliver Artwork in respect of any specific Album), Company shall have the right to prepare and use Company's own Artwork in good faith consultation with you. Company shall not be obligated to make any such payments to you or any other Person in connection with any Artwork produced by Company for the Album concerned.

            (ii) You will deliver to Company, together with all such Artwork produced by you and/or Artist, an itemized statement of your actual costs in connection therewith. Following such delivery to Company and its acceptance of such Artwork in accordance with this paragraph 21, Company shall reimburse you in the amount of said costs, up to but not in excess of Ten Thousand Dollars ($10,000) with respect to each Album constituting the Recording Commitment, excluding the cost of separations, which costs Company shall bear as a non-recoupable expense. Unless Company specifically agrees in writing otherwise, any costs incurred by you in excess of such said Ten Thousand Dollars ($10,000) per Album and reimbursed by Company shall be recoupable against all royalties, except mechanical royalties, payable hereunder.

            (iii) The Artwork and all other related material delivered to Company will be subject to mutual approval by Company and you. If Company rejects any Artwork, Company shall notify you of the reason for such rejection, and, if possible, recommend changes to the Artwork which might make it acceptable, and you shall have the right to revise and resubmit it for Company's approval, subject to all of the conditions above (including, without limitation, the delivery deadline fixed in subparagraph 21(a)(i)), except that Company shall have no obligation to make any payments in connection with the revising of the Artwork in excess of the amount set forth in subparagraph 21(a)(ii) hereof.

            (iv) All Artwork and related material delivered hereunder and all rights therein shall be Company's property throughout the Territory in perpetuity. All matters relating to Company's trademarks or any elements of the album cover other than the Artwork shall be determined in Company's sole discretion. Company shall have the right to affix to each record or container hereunder an anti-counterfeiting or similar device which shall be determined in Company's sole discretion. Company shall have the right to include or affix on each record or container hereunder UPC bar coding. Artwork shall not be used in connection with product, other than Records, provided however that Company may use such Artwork in connection with the sale and promotion of Records including, without limitation the distribution of promotional merchandise solely on a gratis basis.

            (v) No Artwork will be deemed delivered until accepted by Company and all requirements hereof have been fulfilled; provided, however, the Artwork should be deemed delivered and accepted by Company if the Artwork has been utilized by Company on the applicable Album.

      (b) You and/or Artist will not use or authorize the use of the Album cover artwork or any other materials created by or furnished by Company or the expenses of which are reimbursed to you by Company in connection with merchandise of any sort, including, without limitation, in connection with printed sheet music, unless you receive Company's prior written approval.

      (c) In the event that:

            (i) Company manufactures Album jackets (including any inserts or other special elements or materials) for which the production costs (e.g., artwork production or origination costs, excluding costs of separations) exceed Twelve Thousand Five Hundred Dollars ($12,500) solely as a result of materials supplied by you, you shall pay Company, upon Company's request, an amount equal to the amount of any such excess production costs;

            (ii) If at your written request the tape inlay card for any Album hereunder shall consist of more than five (5) panels, printed in four colors on one side with the other side printed in one color ("Four Over One"), you shall pay Company, upon Company's request, an amount equal to the difference between the standard manufacturing costs for a tape inlay card of five (5) panels printed Four Over One and the manufacturing costs for such tape inlay card, times the number of such tape inlay cards manufactured; and/or

            (iii) If at your written request the compact-disc liner notes booklet shall consist of more than eight (8) pages, printed in four colors on the outside cover of the booklet with the remaining pages printed in one color ("Four Over One"), you shall pay Company, upon Company's request, an amount equal to the difference between the standard manufacturing costs `for a compact-disc liner note booklet of eight (8) pages printed Four Over One and the manufacturing costs for such compact-disc liner note booklet, times the number of such compact-disc liner note booklets manufactured.

            (iv) All sums for Album jackets, tape inlay cards and compact disc liner notes booklets, which you are required to pay Company pursuant to subparagraphs (i), (ii) and (iii) above are herein referred to as "Special Packaging Costs".

      (b) If you shall not promptly pay all Special Packaging Costs to Company, Company shall the right to deduct from all monies other than mechanical royalties payable to you under this agreement an amount equal to such Special Packaging Costs.

22. INSURANCE

Company shall have the right to secure insurance with respect to Artist for Company's own benefit. In this connection, Artist agrees to be available for one
(1) physical examination by a physician of your choice (who is acceptable to the insurance carrier concerned) as and when reasonably requested to do so and to complete such questionnaires and other documents which Company or any insurance carrier may from time to time require in connection with securing and maintaining such insurance. Company shall keep such information confidential, except that Company may disclose such information solely to the applicable insurance carrier(s). The failure by or inability of Artist to be insurable shall not constitute a breach of this agreement. If Artist shall so request, in writing, within sixty (60) days after the expiration of the Term of this agreement, Company shall cancel any then existing insurance policy with respect to Artist secured pursuant to this paragraph for Company's benefit.

23. ASSIGNMENT

Company shall have the right without your consent to assign this agreement in whole or in part to BMG, any subsidiary, parent company, affiliate, or to any third party acquiring a substantial portion of Company's assets or stock; provided, however, that Company shall remain liable for all payments required to be made to you hereunder. Neither you nor Artist shall have the right to assign this agreement or any of your rights or obligations hereunder, except that you may assign your right to receive royalties hereunder to an entity owned or controlled by you and/or by all members of Artist.

24. DEFINITIONS

For the purposes of this agreement, the following definitions shall apply:

      (a) "Advance": A prepayment of royalties. Company may recoup Advances from record royalties to be paid or accrued to or on behalf of you or Artist pursuant to this agreement. Advances paid under paragraph 7 shall not be returnable to Company except as specifically provided in this agreement. Mechanical royalties shall not be chargeable in recoupment of any Advances. Notwithstanding anything to the contrary expressed or implied elsewhere herein, nothing may be recouped, deducted, from or set-off against mechanical royalties.

      (b) "Album": A Record or a Multiple Record Set having no less than thirty five (35) minutes of playing time, and which embodies at least, ten (10) Masters of different Compositions sold in a single package.

      (c) "Any other agreement": Any other agreement with Company relating to Artist's Recordings or relating to Artist as a recording Artist or as a producer of Recordings of Artist's own performances.

      (d) "Audiovisual Record": A Record which embodies, reproduces, transmits or communicates visual images, including, without limitation, any Video, but excluding New Technology Configurations and Cybersales.

      (e) "Books and Records": That portion of Company's books and records which specifically reports: (i) sales and other distributions of Records embodying Masters recorded hereunder; (ii) net royalty receipts or the net amount received from any other exploitation of Masters hereunder; and (iii) Recording Costs incurred in connection with Masters hereunder and any sums specifically charged against royalties hereunder; provided that such defined term shall not be deemed to include any manufacturing records (e.g., inventory and/or production records) or any other of Company's records.

      (f) "Budget Record": A Record which is sold by Company or its Principal Licensee(s) at a price which is at least forty percent (40%) less than below Company's or the applicable Principal Licensee's then-prevailing suggested retail list price for Top Line Records, which price is consistently applied by Company to such Records and which Records are sold by Company or its Principal Licensee(s) as budget Records.

      (g) "Club Operation": A business which is primarily engaged in the direct marketing to consumers on a membership basis of audio and video products (for example, Columbia House in the United States or Bertelsmann in Europe).

      (h) "Commercially Satisfactory": Any Recording(s) required to be Delivered hereunder shall not be considered satisfactory unless in Company's reasonably applied business judgment: (i) it is technically satisfactory for Company's requirements for the manufacture and sale of records; (ii) it embodies performances by Artist that are "first class" (as the term is generally understood in the record industry); and (iii) it is at least of the same quality, and of a reasonably similar style of music, as Artist's recorded performances of the immediately preceding Album previously released pursuant to the terms of this agreement; provided, however, for the purpose of this subparagraph (iii) only, in the case of the First Album, such Recording(s) shall be of at least reasonably similar quality, and of the "same style" of music, as Artist's LP entitled "Blessid Union Of Souls" submitted to, and reviewed by, Company.

      (i) "Composition": A musical composition or medley consisting of words and/or music, or any dramatic material and bridging passages, whether in the form of instrumental and/or vocal music, prose or otherwise, irrespective of length.

      (j) "Container Charge": The applicable percentage, specified below, of the Gross Royalty Base (net of all taxes included in such Gross Royalty Base Price) applicable to the Records concerned:

            (i) Analog cassette tape - twenty percent (20%) of the Gross Royalty Base.

            (ii) Vinyl LP configuration-ten percent (10%) of the Gross Royalty Base.

            (iii) Records in the following configurations: compact disc, Audiovisual Record, New Technology Configurations, Cybersales, and Records, (not including vinyl singles)- twenty percent (20%) of the Gross Royalty Base. There shall be no Container Charge for Records packaged in Company's stock paper sleeves without inserts or special elements.

      (k) "Delivery," "Deliver," and "Delivered": The actual receipt by Company of a completed, fully-edited, mixed, DAT master or 1/2" analog tape, as requested by Company of each Master comprising the applicable Recording Commitment, approved by Company as Commercially Satisfactory, which tapes shall in all respects be in the proper form for the production of the parts necessary for the manufacture or creation of Records, together with Company's receipt of all materials, consents, approvals, licenses and permissions in respect of each such Master. Your Delivery obligation shall include all union session reports and the delivery of a track-by-track list identifying the performers on each Master and describing their performances and a fully completed "AFFILIATION EXHIBIT" in the form annexed hereto. Each Master shall be subject to Company's approval as Commercially Satisfactory, and shall not be deemed Delivered unless and until such approval is given. Upon the request of Company, Artist shall re-record any Composition until a Commercially Satisfactory Master shall have been obtained. Only Masters Delivered in full compliance with the material provisions of this agreement shall be applied in fulfillment of the Recording Commitment and no payments shall be made to you in connection with any Masters which are not in full compliance. Each Master shall be delivered to Company at PUSH Records located at 53 West 23rd Street, Suite 1100, New York, New York, 10010, or such other place as Company may notify you in writing. For the purposes of calculating the Term and any other time periods computed on the basis of the date of Delivery of the applicable Album Recording Commitment (other than for purposes of any payments under subparagraphs 7(a)(ii)(D), 7(a)(iii)(B), 7(a)(iii), 7(d)(ii)(D), Delivery shall be deemed to have occurred upon the last day in which Company has accepted and approved as Commercially Satisfactory hereunder all of the Masters constituting such Album of the Recording Commitment. All Recordings of Artist's performances made during the Term, including, without limitation, multi-tracks, session tapes, and outtakes, but excluding Masters Delivered hereunder, shall be maintained in good condition at a location selected or approved by Company and Company shall own such Recordings as provided in paragraph 5 whether or not such Recordings are Delivered to Company. Any payments made by Company following the physical delivery of Masters herein but prior to Delivery shall not constitute a waiver of your Delivery obligations hereunder or of Company's right to approve Masters as Commercially Satisfactory. If you administer Recording Advances pursuant to subparagraph 7(b)(i) and thus you are responsible for paying Recording Costs, then Delivery shall not be deemed complete until: (1) you make all of the payments referred to in subparagraph 7(b)(i); (2) you pay or furnish Company with waivers of all other payments (except "per-record royalties") to which any third party may become entitled and all other costs in connection with those Recordings or their use in the manufacture and sale of Records; and (3) you furnish Company with the name of each vocalist who may be a "covered artist" under Appendix A to the American Federation of Television and Radio Artists 1993-1996 National Code of Fair Practice for Phonograph Recordings (or any applicable successor agreement) and all required American Federation of Television and Radio Artists forms, duly completed and executed. Your failure to notify

Company of those vocalists shall constitute your warranty and representation that no such "covered artist" rendered services in connection with the Recordings.

      (l) "EP": A Record embodying thereon four (4) to six (6) Masters.

      (m) "Gross Receipts": All monies (including Advances other than returnable Advances) actually received by Company in the United States, directly from the applicable exploitation of Masters and/or Videos concerned. (For the purposes of determining Gross Receipts, any royalties credited to Company's account but charged in recoupment of a prior Advance made to Company and retained by the payor by reason of that charge shall be deemed paid to Company and received by Company when Company receives the accounting reflecting the credit and charge concerned.) If any monies included in Gross Receipts is attributable to a Master and/or Video hereunder and to other Recordings, the amount of that item to be included in Gross Receipts hereunder shall be reasonably apportioned. If a use of a Master and/or a Video on which a Net Receipts royalty or a Video Net Receipts royalty is payable hereunder is made by an affiliate of Company or by a joint venture as to which Company is a party, Company's discretion in negotiating the amount of the compensation (if any) to be paid or credited to Company for that use and included in Gross Receipts shall be conclusive, provided that amount is fair and reasonable under the circumstances. (The preceding sentence shall apply whether or not the user derives revenues from the use, and the user's revenues shall not be deemed Gross Receipts.) Any such amount shall be deemed fair and reasonable if it is comparable to compensation then being negotiated by Company with unaffiliated users for comparable uses, or if Company notifies you that it proposes to agree to the amount concerned and you do not notify Company of your objection within ten (10) business days. If you make any such objection you shall also notify Company of your reasons therefor and shall negotiate with Company in good faith to resolve the difference underlying such objection if Company so requests. Notwithstanding the foregoing or anything to the contrary expressed or implied elsewhere herein, with respect to receipts payable for sales through a Club Operation, Gross Receipts shall specifically not include any profits received by Company or any Principal Licensee as a joint venturer in such Club Operation (e.g., The Columbia House Company).

      (n) "Master": A Recording embodying a performance by Artist of a single Composition, or a medley of Compositions, which consists of sound only and is used or useful in the recording, production, manufacture, and/or exploitation of Records.

      (o) "Maxi-Single": A Record embodying thereon three (3) Masters.

      (p) "Mid-Price Record": A Record which is sold by Company or its Principal Licensee(s) at a price which is at least thirty percent (30%) less than Company's or the applicable Principal Licensee's then-prevailing suggested retail list price for Top Line Records and, which price is consistently applied by Company to such Records and which Records are sold by Company or its Principal Licensee(s) as mid-priced Records.

      (q) "Multiple Record Set": Two or more Records packaged and/or marketed as a single unit.

      (r) "Net Receipts": Gross Receipts from the exploitation of Masters after deduction by Company of all direct out-of-pocket expenses, taxes, included therein, and adjustments incurred in the applicable exploitation of Masters concerned, and/or in connection with the collection and receipt of those Gross Receipts in the United States (including, without limitation, all copyright payments, all re-use payments, all Trust Fund payments, and any other third party payments and any legal fees incurred in collecting such monies). If any item deducted from Gross Receipts in determining Net Receipts is attributable to a Master hereunder and to other Recordings, the amount of that item to be deducted in determining Net Receipts hereunder shall be determined by reasonable apportionment.

      (s) "Net Sales": One hundred percent (100%) of gross sales, less returns, credits, and reserves against anticipated returns and credits.

      (t) "Person": Any natural person, legal entity or other organized group of persons or entities. (All pronouns, whether personal or impersonal, which refer to Persons include natural persons and other Persons.)

      (u) "Premium Record": A Record produced for use in promoting the sale of merchandise other than Records, and which bears the name of the sponsor for whom the Record is produced.

      (v) "Principal Licensee": Company's licensee for the majority of Records sold on behalf of Company in the territory concerned.

      (w) "Record": any form of reproduction, distribution, transmission or communication of Recordings now or hereafter known (including reproductions of sound alone, or together with visual images) which is manufactured, distributed, transmitted or communicated primarily for home use, institutional (e.g., library or school) use, jukebox use, or use in means of transportation, including, without limitation, any computer-assisted media (e.g., CD-ROM, DVD, CD Extra, Enhanced CD) and Cybersales.

      (x) "Recording": Any recording of sound, whether or not coupled with a visual image, by any method and on any substance or material, whether now or hereafter known, which is used or useful in the recording, production, and/or manufacture of Records or for any other commercial exploitation of sound.

      (y) "Recording Costs": Wages, fees, advances and payments of any nature (other than royalties) to or in respect of all musicians, vocalists, conductors, arrangers, orchestrators, engineers, producers, copyists, etc.; payments to a trustee or fund based on wages to the extent required by any agreement between Company and any labor organization or trustee; union session scale payable to Artist; all studio, tape, editing, mixing, re-mixing, mastering and engineering costs; authoring costs; all costs of travel by persons other than Company employees, per diems, rehearsal halls, non-studio facilities and equipment, dubdown, rental and transportation of instruments; all costs occasioned by the cancellation of any scheduled recording session; and all other costs and expenses incurred in the production, but not the manufacture, of Masters and Records hereunder, and any Demos hereunder, which are then customarily recognized as recording costs in the recording industry. Notwithstanding anything to the contrary contained herein, any Recording Costs for all remixes from any particular Album or single which are paid, incurred or reimbursed by Company after Delivery of the Masters constituting the Album concerned shall be, to the extent they are recoupable at all, be recoupable solely from royalties (other than mechanical copyright royalties) payable to you hereunder and shall not be recoupable from Advances. If Company furnishes any of its own facilities, materials, services or equipment for which Company has a standard rate, the amount of such standard rate or if there is no standard rate, the market value for the services or thing furnished shall be deemed Recording Costs. Payments to the AFM Special Payments Fund and the Music Performance Trust Fund based upon record sales (so-called "per-record royalties") shall not be recoupable from your royalties or reimbursable by you.

      (z) "Royalty Base Price": The amount specified below ("Gross Royalty Base") applicable to the Record concerned, less the applicable Container Charge, excise taxes, duties and other applicable taxes included within the Gross Royalty Base:

            (i) With respect to Records sold for distribution in United States, the manufacturer's suggested retail price in the United States. Company may elect, in Company's sole discretion, as of the date of commencement of any accounting period hereunder (the "New Base Effective Date") to compute royalties for Net Sales of Records (other than Audiovisual Records) in the United States occurring on or after the New Base Effective Date (the "New Base Net-Sales") utilizing a Royalty Base Price derived from the Wholesale Price of such Records rather than the manufacturer's suggested retail price of such Records. Should Company elect to do so, the following shall apply in computing royalties for New Base Net Sales:

                  (A) The Gross Royalty Base shall be the Wholesale Price (as defined in subparagraph 24 (hh)) rather than the manufacturer's suggested retail price in the United States.

                  (B) New Basic U.S. Rates shall be determined for Singles, Maxi-Singles. EPs and Albums in each form of Record other than New Technology Configurations not previously released by Company and methods of Cybersales not previously exploited by Company. The new Basic U.S. Rate for Singles, Maxi-Singles, EPs and Albums in a particular form shall be determined by multiplying the existing Basic U.S. Rate for such Records in such form by a fraction, the numerator of which is the manufacturer's suggested retail price in the United States for the majority of such Top Line Records in such form as of the New Base Effective Date, and the denominator of which is the Wholesale Price for the majority of such Top Line Records in such form as of the New Base Effective Date. The New Basic U.S. Rates shall be utilized in lieu of the Basic U.S. Rates to compute royalties for the New Base Net Sales and for no other purpose. Notwithstanding the foregoing, on the date of the New Base Effective Date only, the New Basic U.S. Rates when applied to the New Royalty Base Price shall yield the same dollars-and-cents royalty amounts payable with respect to Records immediately prior to the New Base Effective Date.

                  (C) In computing royalties for New Base Net Sales of New Technology Configurations released prior to the New Base Effective Date, the applicable New Basic U.S. Rate shall be reduced as set forth in subparagraph 9
(e) (ii).

(D) In computing royalties for New Base Net Sales through Cybersales, released prior to the New Base Effective Date, the applicable New Basic U.S. Rate shall be reduced as set forth in subparagraph 9 (f).

            (ii) With respect to Records sold for distribution outside the United States, the manufacturer's suggested retail price (or its equivalent constructed price) in the country of manufacture or sale, as Company is paid, provided that if a retail related base cannot be established in a particular country, then the base shall be that amount equal to the lowest wholesale price payable by the largest category of Company's customers in the normal course of business with respect to such Records sold for distribution during the applicable semi-annual accounting period, multiplied by one hundred twenty-six percent (126%), provided, however, if a published price to dealers ("ppd") exists in the applicable country of sale then Company may apply the ppd in lieu of the lowest wholesale price.

            (iii) With respect to Audiovisual Records, the amount which Company receives for each Audiovisual Record from Company's distributor, whether or not affiliated with Company.

            (iv) Notwithstanding anything to the contrary expressed or implied elsewhere herein, the Gross Royalty Base for any Record sold by Cybersales shall be the price paid by the consumer to Company or its Principal Licensee(s), as applicable, for the Record concerned.

      (aa) "Single": A Record embodying thereon one (1) or two (2) Masters.

      (bb) "Top Line Record": A Record bearing the same Gross Royalty Base as the majority (or plurality) of the new Record releases in the same configuration of Company's best selling artists.

      (cc) "Territory": The world.

      (dd) "USNRC Net Sales" - Net Sales of Top Line Records (other than Audiovisual Records), on which royalties are payable, consisting entirely of Masters recorded hereunder and sold by Company through normal retail channels in the United States.

      (ee) "Video": An audiovisual work featuring, primarily, the audio soundtrack of one (1) or more Masters hereunder.

      (ff) "Video Net Receipts": Gross Receipts from the exploitation of Videos, after deduction by Company of all direct expenses, taxes included therein, and adjustments incurred in connection with the Video Production Costs, the acquisition of rights in the Video concerned, the applicable exploitation of the Video concerned, and/or in connection with the collection and receipt of those Gross Receipts in the United States (including, without limitation, all copyright payments, all re-use payments under Company's agreements with the American Federation of Musicians and any other third party payments and any legal fees incurred in collecting such monies). If any item deducted from Gross Receipts in determining Video Net Receipts is attributable to a Video hereunder and to other Recordings or Videos, the amount of that item to be deducted in determining Video Net Receipts hereunder shall be determined by reasonable apportionment. Video Net Receipts shall be determined after deducting the foregoing as well as after deducting a marketing and distribution fee equal to ten percent (10%) of the applicable Gross Receipts in respect of any broadcast, telecast, cablecast or other exploitation (excluding the sale of Audiovisual Records).

      (gg) "Video Production Costs": All amounts paid or incurred in connection with the production, conversion and delivery of Videos. Video Production Costs include, without limitation, flat fee payments to the publishers of musical works, unreimbursed costs and expenses incurred in the duplication and delivery of copies of Videos to licensees, and all direct out-of-pocket costs (such as for rights, artists (including Artist), producers and other personnel, travel costs for persons other than Company employees, per-diems, facilities, materials, services and use of equipment). If Company furnishes any of its own facilities, materials, services or equipment for which Company has a standard rate, the amount of such standard rate or if there is no standard rate, the market value for the services or thing furnished shall be deemed Video Production Costs. Notwithstanding the foregoing, mechanical royalties paid by Company in respect of Videos shall not be included in Video Production Costs.

       (hh) "Wholesale Price" - The amount which Company or Distributor charges Customers for each Record in the United States, whether or not affiliated with Company.

The following terms are defined elsewhere in this agreement as follows:

      (A) [INTENTIONALLY OMITTED]

      (B) "Basic U.S. Rate"- subparagraph 9(a).

      (D) "Consumer Compilation" - subparagraph 6(c)(iii)(A).

      (B) "Contract Period" - paragraph 2.

      (F) "Controlled Composition" - subparagraph 12(a)(i).

      (G) "Cybersales"- subparagraph 9(f).

      (H) [INTENTIONALLY OMITTED]

      (I) "Escalated U.S. Album Rate" - subparagraph 9(a)(ii).

      (J) "Foreign Rate"- subparagraph 9(b).

      (K) "Four Over One"- subparagraph 21(c).

      (L) "Group" - subparagraph 20(a)(i).

      (M) "Materials"- subparagraph 15 (a)(iv).

      (N) "New Technology Configurations"- subparagraph 9(e)(ii).

      (0) "Option Period"- paragraph 2.

      (P) "Recording Advances" - subparagraph 7(b).

      (Q) "Recording Commitment" - paragraph 3.

      (R) "Re-recording Restriction" - subparagraph 1 5(a)(viii).

      (S) "Sampled Material" - subparagraph 4(b).

      (T) "Sampling" - subparagraph 4(b).

      (U) "Special Packaging Costs" - subparagraph 21(c)(iv).

      (V) "Staff Producer" - subparagraph 8(b).

      (W) "Subject Masters" - subparagraph 13(d)(i).

      (X) "Term" paragraph 2.

      (Z) "U.S. Release Cure Period" - subparagraph 6(d).

      (AA) "U. S. Release Deadline Period" - subparagraph 6(d).

25. MISCELLANEOUS

      (a) This agreement sets forth the entire agreement between the parties with respect to the subject matter hereof. No modification, amendment, waiver, termination or discharge of this agreement shall be binding upon Company unless confirmed by a written instrument signed by an authorized officer of Company, or binding upon you unless confirmed by a written instrument signed by an authorized officer of you. A waiver by either you or Company of any term or condition of this agreement in any instance shall not be deemed or construed as a waiver of such term or condition for the future, or of any subsequent breach thereof. All rights, options and remedies in this agreement shall be cumulative and none of them shall be in limitation of any other remedy, option or right available to Company or to you. Should any provision of this agreement be adjudicated by a court of competent jurisdiction as void, invalid or inoperative, such decision shall not affect any other provision hereof, and the remainder of this agreement shall be effective as though such void, invalid or inoperative provision had not been contained herein. The headings of the paragraphs hereof are for convenience only and shall not be deemed to limit or in any way affect the scope, meaning or intent of this agreement or any portion thereof. All accountings and royalties required herein, and all grants made herein, shall survive and continue beyond the expiration or earlier termination of this agreement. Neither party shall be entitled to recover damages or to terminate the Term by reason of any breach by the other party of its material obligations, unless the latter party has failed to remedy the breach within a reasonable time following receipt of notice thereof. (The preceding sentence shall not apply to any recovery to which Company may be entitled by reason of your failure to fulfill the Recording Commitment hereunder.) If you claim that additional monies are payable to you hereunder, Company shall not be deemed in material breach of this agreement unless such claim is reduced to a final judgment by a court of competent jurisdiction or is settled and Company fails to pay you the amount thereof within thirty (30) days after Company receives notice of the entry of such judgment or within thirty (30) days after such settlement, as applicable. In entering into this agreement, and in providing services pursuant hereto, you and Artist have and shall have the status of independent contractors. Nothing herein contained shall contemplate or constitute you or the Artist as Company's agents or employees, and nothing herein shall constitute a partnership, joint venture or fiduciary relationship between you and Company.

      (b) THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND ITS VALIDITY, CONSTRUCTION, PERFORMANCE AND BREACH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED THEREIN. YOU AGREE TO SUBMIT YOURSELF TO THE JURISDICTION OF THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY IN ANY ACTION WHICH MAY ARISE OUT OF THIS AGREEMENT AND SAID COURTS SHALL HAVE EXCLUSIVE JURISDICTION OVER ALL

DISPUTES BETWEEN COMPANY AND YOU OR BLESSED UNION OF SOULS PERTAINING TO THIS AGREEMENT AND ALL MATTERS RELATED THERETO. IN THIS REGARD, ANY PROCESS IN ANY ACTION OR PROCEEDING COMMENCED IN THE COURTS OF THE STATE OF NEW YORK ARISING OUT OF ANY CLAIM, DISPUTE OR DISAGREEMENT UNDER THIS AGREEMENT MAY, AMONG OTHER METHODS, BE SERVED UPON YOU BY DELIVERING OR MAILING THE SAME, VIA REGISTERED OR CERTIFIED MAIL, ADDRESSED TO YOU AT THE ADDRESS PROVIDED HEREIN FOR NOTICES TO YOU; ANY SUCH DELIVERY OR MAIL SERVICE SHALL BE DEEMED TO HAVE THE SAME FORCE AND EFFECT AS PERSONAL SERVICE WITHIN THE STATE OF NEW YORK. NOTHING CONTAINED IN THIS SUBPARAGRAPH 25(b) SHALL PRECLUDE COMPANY FROM JOINING YOU OR BLESSED UNION OF SOULS IN AN ACTION BROUGHT BY A THIRD PARTY AGAINST COMPANY IN ANY JURISDICTION, ALTHOUGH COMPANY'S FAILURE TO JOIN YOU OR BLESSID UNION OF SOULS IN ANY SUCH ACTION IN ONE INSTANCE SHALL NOT CONSTITUTE A WAIVER OF ANY OF COMPANY'S RIGHTS WITH RESPECT THERETO, OR WITH RESPECT TO ANY SUBSEQUENT ACTION BROUGHT BY A THIRD PARTY AGAINST COMPANY. NOTHING CONTAINED HEREIN SHALL CONSTITUTE A WAIVER OF ANY OTHER REMEDIES AVAILABLE TO COMPANY.

      (c) This agreement shall not become effective until executed by all parties.

IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first above written.

                                        PUSH RECORDS, INC.

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------

-------------------------------------   Legend Entertainment Corporation

Social Security Number:

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------

-------------------------------------

Social Security Number:                 Tax id #:  31-1470349
                                                 -------------------------------


--------------------------------------

Social Security Number:


--------------------------------------

Social Security Number:
p/k/a "_______________________"

                                   [ILLEGIBLE]

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   GROUP       INSTRUMENTS        AFofM         VOCALIST          LEAD         PUBLISHING        PERFORMANCE
   MEMBER        PLAYED          MEMBER       AFTRA MEMBER       SINGER          COMPANY       RIGHTS SOCIETY
--------------------------------------------------------------------------------------------------------------
                                  yes             yes             yes                               ASCAP
--------------------------------------------------------------------------------------------------------------
                                  no              no              no                                BMI
--------------------------------------------------------------------------------------------------------------

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
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   GROUP       INSTRUMENTS        AFofM         VOCALIST          LEAD         PUBLISHING        PERFORMANCE
   MEMBER        PLAYED          MEMBER       AFTRA MEMBER       SINGER          COMPANY       RIGHTS SOCIETY
--------------------------------------------------------------------------------------------------------------
                                  yes             yes             yes                               ASCAP
--------------------------------------------------------------------------------------------------------------
                                  no              no              no                                BMI
--------------------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------
   GROUP       INSTRUMENTS        AFofM         VOCALIST          LEAD         PUBLISHING        PERFORMANCE
   MEMBER        PLAYED          MEMBER       AFTRA MEMBER       SINGER          COMPANY       RIGHTS SOCIETY
--------------------------------------------------------------------------------------------------------------
                                  yes             yes             yes                               ASCAP
--------------------------------------------------------------------------------------------------------------
                                  no              no              no                                BMI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
   GROUP       INSTRUMENTS        AFofM         VOCALIST          LEAD         PUBLISHING        PERFORMANCE
   MEMBER        PLAYED          MEMBER       AFTRA MEMBER       SINGER          COMPANY       RIGHTS SOCIETY
--------------------------------------------------------------------------------------------------------------
                                  yes             yes             yes                               ASCAP
--------------------------------------------------------------------------------------------------------------
                                  no              no              no                                BMI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------